UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

PACIRA BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PACIRA
BIOSCIENCES, INC.

# PCRX

# 2022 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Advancing Patient Care

2021 was a remarkable year for Pacira as we grew EXPAREL sales, increased our iovera° customer base, acquired Flexion Therapeutics and expanded our exciting pipeline of innovation. We entered 2022 as an undisputed leader in opioid-sparing pain management.
Our acquisition of Flexion provided us with ZILRETTA, a highly complementary commercial asset for the treatment of osteoarthritis knee pain and increases our presence in chronic pain. With more than $100 million in sales in 2021 and significant potential for an even greater contribution moving forward, ZILRETTA gives us great confidence in its long-term prospects as a high potential, safe and durable product for Pacira.
Additionally, this acquisition diversifies and enhances our top line, while providing meaningful synergies that we expect will drive substantial near- and long-term accretion to our cash flows and earnings.

— DAVID STACK, CEO
Pacira BioSciences, Inc. (Nasdaq: PCRX) is the industry leader in its commitment to non-opioid pain management and regenerative health solutions to improve patients’ journeys along the neural pain pathway.
The company’s long-acting local analgesic, EXPAREL® (bupivacaine liposome injectable suspension) was commercially launched in the United States in April 2012. EXPAREL utilizes the company’s proprietary multivesicular liposome (pMVL) drug delivery technology that encapsulates drugs without altering their molecular structure and releases them over a desired period of time.
In April 2019, Pacira acquired the ioveraº system, a handheld cryoanalgesia device used to deliver precise, controlled doses of cold temperature only to targeted nerves, and in November 2021, Pacira acquired ZILRETTA® (triamcinolone acetonide extended-release injectable suspension), the first and only extended-release, intra-articular, corticosteroid injection indicated for the management of osteoarthritis knee pain.

EXPAREL® (bupivacaine liposome injectable suspension) is an extended-release local anesthetic administered at the time of surgery to control pain and reduce or eliminate the use of opioids for acute postsurgical pain. EXPAREL turns off the body’s pain signals, numbing the area where surgery has occurred for several days following the procedure. To date, EXPAREL has been used in over 10 million patients.
EXPAREL is the only non-opioid, single-dose, long-acting local analgesic approved for infiltration, field block, and interscalene brachial plexus nerve block.

ZILRETTA® (triamcinolone acetonide extended-release injectable suspension) is the first and only extended-release, intra-articular, corticosteroid injection indicated for the management of osteoarthritis knee pain.
ZILRETTA employs a proprietary microsphere technology combining triamcinolone acetonide, a commonly administered, immediate-release corticosteroid, with a poly lactic-co-glycolic acid matrix to provide extended pain relief.
The ioveraº system is a novel, FDA-approved non-opioid treatment that alleviates pain through a mechanism known as cryoanalgesia, which applies intensely focused cold therapy to a specific nerve to interrupt its ability to transmit a pain signal. Results can be felt immediately after ioveraº treatment with pain relief that can last three months, and in some cases longer, as the nerve regenerates over time.

Pacira BioSciences, Inc. 5401 West Kennedy Boulevard, Suite 890 Tampa, Florida 33609 www.pacira.com
Message from our Chairman and Chief Executive Officer
DAVID STACK
Chairman and CEO
Looking ahead, our goal is to continue to provide patient-focused innovations in all areas of our business, including new indications, line extensions, and design improvements.
We remain steadfast in our commitment to providing an opioid alternative to as many patients as possible and redefining the role of opioids as a rescue medication while enabling the migration to hospital outpatient and ambulatory surgery centers for elective surgery.
To Our Stockholders,
I am proud of all we accomplished in 2021 and am even more excited for what is to come. The Pacira team continues to perform and deliver—both for our patients and our investors. The progress we made throughout 2021 positions us for even greater success in 2022. We have a series of value-creating milestones in the year ahead and we couldn’t be more excited for our future.
2021 PERFORMANCE
In 2021, we achieved strong financial results that included:
$541.5m Record Revenues	$45.9m Net Income
26% year-over-year increase	2nd consecutive year with net income
$0.92/share Diluted EPS	$125.7m Cash Provided By Operations
2nd consecutive year with positive diluted EPS	$48.7m year-over-year increase
Our most notable 2021 accomplishments included:
•
Acquisition of Flexion Therapeutics, Inc. and ZILRETTA

In November 2021, we acquired Flexion Therapeutics, Inc., a publicly traded biopharmaceutical company (referred to herein as the “Flexion Acquisition”) and added ZILRETTA® (triamcinolone acetonide extended-release injectable suspension) to our commercial offering.
•
Record Total Revenues

In 2021, we reported record total revenues, driven by EXPAREL® (bupivacaine liposome injectable suspension) net product sales of $506.5 million and ioveraº net product sales of  $16.2 million. ZILRETTA net product sales were $12.7 million from the Flexion Acquisition date of November 18, 2021 through December 31, 2021.
•
Pediatric Label Expansion

In March 2021, the United States Food and Drug Administration (“FDA”) approved the submission of our supplemental New Drug Application (“sNDA”) seeking expansion of the EXPAREL label to include use in patients 6 years of age and older for single-dose infiltration to produce postsurgical

MESSAGE FROM OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER

local analgesia. With this approval, EXPAREL is the first and only FDA approved long-acting local analgesic for the pediatric population as young as age six.
•
EXPAREL Manufacturing Capacity Expansion

In September 2021, we announced that we successfully completed process validation on our custom 200-liter manufacturing suite in Swindon, England, and that commercial production of EXPAREL is underway at this suite. The suite was developed under a partnership with Thermo Fisher Scientific Pharma Services.
•
Significantly fortified our EXPAREL intellectual property estate

In October 2021, we received two Notices of Allowance from the United States Patent and Trademark Office. One patent claims chemical composition of EXPAREL and the other claims composition of EXPAREL prepared by a novel manufacturing process. These patents are now listed in the FDA Approved Drug Products with Therapeutic Equivalence Evaluations (the “Orange Book”). The patents have an expiration date of January 22, 2041.
•
Term Loan B Facility

In December 2021, we closed on a single-advance $375.0 million term loan B facility. Proceeds were used to replenish a portion of our funds that were used to pay the purchase price and transaction costs of the Flexion Acquisition and related transactions.
On behalf of the board of directors and our dedicated team of professionals, we thank you for your continued support of Pacira, our strategy, and the important work we are advancing.
Sincerely,

DAVID STACK
Chairman of the Board and Chief Executive Officer

Pacira BioSciences, Inc. 5401 West Kennedy Boulevard, Suite 890 Tampa, Florida 33609 www.pacira.com
Notice of 2022 Annual Meeting of Stockholders of Pacira BioSciences, Inc.
When
Tuesday, June 7, 2022 2:00 p.m. Eastern Time
Where
www.virtualshareholdermeeting.com/PCRX2022
Record Date

Only stockholders of record at the close of business on April 11, 2022 are entitled to notice of, and to vote at, the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) or any adjournment thereof.

	Items of Business	Board Recommendation
1	Election of three Class II directors to our board of directors to serve until the 2025 Annual Meeting of Stockholders	FOR each nominee
2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR
3	Approval, on an advisory basis, of the compensation of our named executive officers (“Say-on-Pay”)	FOR
4	Approval of our Amended and Restated 2014 Employee Stock Purchase Plan	FOR
5	Transaction of any other business properly brought before the Annual Meeting

How to Vote
YOUR VOTE IS IMPORTANT. Even if you plan to attend the Annual Meeting, we encourage you to vote as soon as possible using one of the following methods.	Have your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form with your 16-digit control number and follow the instructions.
	Internet	Telephone	Mobile Device	Mail	At the Annual Meeting
REGISTERED HOLDERS	www.proxyvote.com	Within the United States and Canada, 1-800-690-6903 (toll-free)	Scan the QR code	Return a properly executed proxy card	Attend the Annual Meeting and vote online using your 16-digit control number
BENEFICIAL OWNERS (HOLDERS IN STREET NAME)	www.proxyvote.com	Within the United States and Canada, 1-800-454-8683 (toll-free)	Scan the QR code	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank or other nominee makes available	To attend the Annual Meeting, you will need to contact your broker, bank or other nominee to obtain your 16-digit control number
DEADLINE	11:59 p.m. Eastern Time on June 6, 2022, if you are a registered holder		If you are a beneficial owner, please refer to the information provided by your broker, bank or other nominee

Notice of 2022 Annual Meeting of Stockholders of Pacira BioSciences, Inc.
You can find more information, including the nominees for directors and details regarding our independent registered public accounting firm, executive compensation and the 2014 Amended and Restated Employee Stock Purchase Plan in the attached proxy statement.
This year’s Annual Meeting will be held entirely online live via audio webcast due to the continuing public health impact of the COVID-19 pandemic and to support the health and well-being of our directors, employees, stockholders, and other stakeholders. You will be able to attend and participate in the Annual Meeting online by visiting
www.virtualshareholdermeeting.com/PCRX2022, where you will be able to listen to the Annual Meeting live, submit questions, and vote.
The list of stockholders entitled to vote at the Annual Meeting will be available for examination at the Annual Meeting by stockholders for any purpose germane to the Annual Meeting, or upon request, 10 days prior to the Annual Meeting at our principal executive office, 5401 West Kennedy Boulevard, Suite 890, Tampa, Florida 33609.
Please read the enclosed information carefully before submitting your proxy.

By Order of the Board of Directors, KRISTEN WILLIAMS Chief Administrative Officer and Secretary April 22, 2022
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2022
This proxy statement and our annual report to stockholders are available at www.proxyvote.com

The Notice of Annual Meeting of Shareholders, this Proxy Statement and our 2021 Annual Report on Form 10-K are available on our website at investor.pacira.com. The information that appears on our website is not part of, and is not incorporated by reference into, this Proxy Statement. You can also view these materials at www.proxyvote.com by using the 16-digit control number provided on your proxy card or the Notice.

Pursuant to rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our stockholders primarily over the Internet. We believe that this process expedites stockholders’ receipt of these materials, lowers the costs of our Annual Meeting and reduces the environmental impact of mailing printed copies.

Accordingly, on or about April 22, 2022, we first mailed to each of our stockholders, other than those who previously requested electronic or paper delivery, a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including the Notice of Annual Meeting of Stockholders, this Proxy Statement and our 2021 Annual Report on Form 10-K, on the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials and a proxy card or voting instruction form. If you received the Notice by mail or our proxy materials by e-mail, you will not receive a printed copy of the proxy materials unless you request one. If you received paper copies of our proxy materials, you may also view these materials on our website at www.proxyvote.com.

1	PROXY SUMMARY
8	Director Skills and Experience Matrix
11	CORPORATE GOVERNANCE AND BOARD MATTERS
11	Proposal 1—Election of Class II Directors
11	Board Composition
12	Stockholder Engagement
12	Nominees for Election
14	Directors Continuing in Office
18	Director Nomination Process
19	Majority Vote Director Resignation Policy
19	Director Independence
19	Board Committees
23	Board and Committee Meetings Attendance
23	Director Attendance at Annual Meeting of Stockholders
23	Code of Business Conduct and Ethics
24	Board Leadership Structure and Board’s Role in Risk Oversight
25	Anti-Hedging and Anti-Pledging Policy
26	Opioid Reduction Mission
28	Communication with the Board
28	Related Person Transactions
30	Director Compensation
32	AUDIT MATTERS
32	Proposal 2―Ratification of the Appointment of Independent Auditors
32	Annual Evaluation and Selection of KPMG
33	Auditor Fees
33	Audit Committee Pre-Approval Policy and Procedures
34	Report of the Audit Committee
35	EXECUTIVE OFFICERS
39	EXECUTIVE COMPENSATION
39	Proposal 3—Advisory Vote to Approve Executive Compensation
40	Proposal 4—Approval of the Amended and Restated 2014 Employee Stock Purchase Plan
41	Description of the A&R 2014 ESPP
43	Federal Income Tax Consequences
43	Plan Benefits
44	Compensation Discussion and Analysis
58	Compensation Committee Report
59	Compensation Tables
67	CEO Pay Ratio
68	STOCK OWNERSHIP INFORMATION
68	Principal Stockholders
70	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
76	ADDITIONAL INFORMATION
76	Householding
76	Stockholder Proposals
77	Other Matters
A-1	APPENDIX A—PACIRA BIOSCIENCES, INC. AMENDED AND RESTATED 2014 EMPLOYEE STOCK PURCHASE PLAN

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Forward-Looking Statements

Forward-Looking Statements
This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may appear throughout this proxy statement. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as a required by applicable law.

2022 Proxy Statement—Summary
This proxy statement is furnished to stockholders of Pacira BioSciences, Inc. in connection with the solicitation of proxies by our board of directors (the “board”). In this proxy statement, unless expressly stated otherwise or the context otherwise requires, the use of  “Pacira,” the “Company,” “our,” “we” or “us” refers to Pacira BioSciences, Inc. and its subsidiaries. Our proxy materials will first be made available to stockholders on or about April 22, 2022. This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.

2022 Annual Meeting
When	Where	Record Date
Tuesday, June 7, 2022 2:00 p.m. Eastern Time	www.virtualshareholdermeeting.com/PCRX2022	April 11, 2022
Proposal				Board Recommendations	For More Information, See Page
1	Election of three Class II director nominees for election to a three-year term, expiring in 2025			FOR each nominee	11
	• Yvonne Greenstreet	• Paul Hastings	• Andreas Wicki
2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022			FOR	32
3	Advisory vote to approve executive compensation (“Say-on-Pay”)			FOR	39
4	Approval of our Amended and Restated 2014 Employee Stock Purchase Plan (the “A&R 2014 ESPP”)			FOR	40
About Pacira

RECORD DATE SHARES OUTSTANDING	45,334,248 SHARES	EXCHANGE	NASDAQ GLOBAL SELECT MARKET
STOCK SYMBOL	PCRX	TRANSFER AGENT	COMPUTERSHARE TRUST COMPANY, N.A.
1 | investor.pacira.com

2022 Proxy Statement—Summary
OUR MISSION
Provide an opioid alternative to as many patients as possible using enhanced recovery after surgery (“ERAS”) multimodal protocols and opioids for rescue only
OUR VISION
To be the global leader in delivering innovative non-opioid pain management and regenerative health solutions
2021 Business Performance
$541.5m Record Revenues	$45.9m Net Income	$0.92/share Diluted EPS	$125.7m Cash From Operations
26% year-over-year increase	2nd consecutive year with net income	2nd consecutive year with positive diluted EPS	$48.7m year-over-year increase
•
In November 2021, we acquired Flexion Therapeutics, Inc., a publicly traded biopharmaceutical company (referred to herein as the “Flexion Acquisition”), and added ZILRETTA® (triamcinolone acetonide extended-release injectable suspension) to our commercial offering.

•
In 2021, we reported record total revenues, driven by EXPAREL® (bupivacaine liposome injectable suspension) net product sales of $506.5 million and ioveraº net product sales of $16.2 million. ZILRETTA net product sales were $12.7 million from the Flexion Acquisition date of November 18, 2021 through December 31, 2021.

•
In March 2021, the United States Food and Drug Administration (“FDA”) approved the submission of our supplemental New Drug Application (“sNDA”) seeking expansion of the EXPAREL label to include use in patients 6 years of age and older for single-dose infiltration to produce postsurgical local analgesia. With this approval, EXPAREL is the first and only FDA approved long-acting local analgesic for the pediatric population as young as age six.

Pacira BioSciences, Inc. 2022 Proxy Statement | 2

2022 Proxy Statement—Summary
Corporate Governance Highlights
Corporate Governance Best Practices

7 of our 9 directors(1) are independent, including all committee members

2 of our 9 directors are women

1 of our 9 directors is ethnically/racially diverse and 1 is LGBTQ+

Lead Director with defined responsibilities

Balance of new and experienced directors

No overboarding

Majority vote director resignation policy

Annual director self-evaluation and committee assessment to ensure Board effectiveness

All directors attended at least 75% of 2021 meetings

Regular executive sessions of independent directors

Robust risk oversight

Code of Business Conduct and Ethics

Active stockholder engagement

Commitment to Corporate Social Responsibility

(1)
Dr. John Longenecker was not renominated to stand for reelection to the board, but will remain on the Board, the Audit Committee, the Compensation Committee and as chair of the Nominating, Governance and Sustainability Committee, in each case, through the Annual Meeting.

CORPORATE GOVERNANCE DOCUMENTS
Please visit our investor relations website at investor.pacira.com, under “Corporate Governance” or the “Sustainability” page of our corporate website at www.pacira.com for additional information on our corporate governance, including:
•
our Corporate Governance Guidelines, which include, but are not limited to, guidelines on director responsibilities and qualification standards, board meetings and committees, director compensation, and senior executive succession planning;

•
the charters approved by the Board by the Audit Committee, the Compensation Committee and the Nominating, Governance and Sustainability Committee;

•
the U.S. Code of Business Conduct and Ethics;

•
our Global Human Labor Rights policy;

•
our Supplier Code of Conduct;

•
our policy on Responsible Marketing;

•
our Bioethics policy; and

•
our Patient & Product Safety policy

3 | investor.pacira.com

2022 Proxy Statement—Summary
Corporate Social Responsibility
Talent Management	Diversity, Equity and Inclusion	Employee Wellbeing, Health and Safety

We invest in our future leaders by cultivating their growth and development. We regularly assess and identify our emerging talent and support their development with programs, including:
•
leadership development;

•
executive coaching; and

•
mentoring.

We track turnover and employee engagement among other metrics, and conduct stay and exit interviews to ensure our talent strategy serves our goal of attracting, developing and retaining top talent to serve as our future leaders and stewards of our vision.
We offer targeted selection training for interviewers to ensure a consistent methodology applied in identifying and hiring the best candidates for open positions.
We offer a number of critical skills programs including management skills training for people managers, as well as project management and communications training.

We are committed to intentionally cultivating a culture of inclusion where all feel welcomed and valued for their backgrounds, perspectives and experiences. We hold one another accountable to promote trust and transparency in support of our communities and collective purpose.
In support of this diversity, equity and inclusion vision, we have developed a strategy and multi-year roadmap, prioritizing education and training. Our executive team and senior leaders have received training on Unconscious Bias and Inclusive Leadership. Additionally, we have established a project team and employee council to shape our strategy around four key areas:
•
leadership development;

•
diversity recruiting;

•
culture; and

•
communications.

We are committed to evaluating our people processes to ensure we are attracting, developing, promoting and retaining diverse talent.
In 2018, we established P.O.W.E.R. (Preparing Our Women for Excellence and Results), an employee resource group open to all Pacira colleagues, focused on promoting leadership values, fostering a community of support and the advancement of women through professional development and networking opportunities.
In 2020, we established a cross-functional diversity, equity and inclusion employee council to serve as an advisory board, comprised of employees who lead, advocate for, inform and communicate our corporate diversity, equity and inclusion strategic initiatives around four key areas: leadership development, diversity recruiting, culture and communications.

Pacira is committed to the total wellbeing of our employees and their families. We offer a range of benefits designed to meet individual needs. This includes a variety of tools to promote total wellbeing in the areas of health, wealth, work and life to keep our employees and their families healthy, lower their healthcare costs and reduce stress. For example, we provide:
•
access to free biometric screenings;

•
an employee assistance program;

•
trainings on stress management;

•
access to telemedicine including mental health visits;

•
a health advocate service;

•
activity challenges;

•
flexible work arrangements;

•
remote working opportunities;

•
benefits that protect financial wellbeing;

•
paid parental leave;

•
financial education seminars; and

•
recognition based on our core values through our Celebrate program in which we recognize each other’s commitment to making a meaningful difference for our patients and communities and create a shared culture where everyone is responsible for living up to and sustaining our core values.

We have a formal Environmental Health and Safety Program. It is our policy that everyone is entitled to a safe and healthful place to work. We recognize that accident prevention, employee wellness and efficiency of operations are directly related to quality, production and cost.
Pacira operates its facilities in a manner that protects the health of its employees and minimizes the impact of its operations on the environment.

Pacira BioSciences, Inc. 2022 Proxy Statement | 4

2022 Proxy Statement—Summary
Grants and Corporate Giving
We are committed to providing non-opioid pain management and regenerative health solutions dedicated to advancing and improving outcomes for healthcare practitioners and their patients.
To that end, Pacira provides grants for:
•
investigator initiated trials;

•
independent educational grants; and

•
grants in support of medical missions and charitable donations.

Pacira has donated over 2700 vials of EXPAREL to locations across the world that otherwise have no alternatives other than opioids. These donations have assisted patients undergoing a range of surgical procedures including hip and knee replacement, wisdom tooth extraction and hernia repair.
In 2021, we provided support for charitable medical missions in Honduras and Ghana by donating EXPAREL to help support surgeries for patients in need and have also supported the Louisiana State University Opioid Minimization Initiative as well as made a commitment to donate EXPAREL to not-for-profit children’s hospitals each year over the next three years.

Innovation Hub
Our Innovation Hub features on-demand education and informational podcasts, covering a broad spectrum of topics designed to stimulate conversation and spark novel thinking in health care.
Visit: pacira.com/innovation-hub

Patient Education about Opioids
In 2016, we were proud to launch Choices Matter, our national education campaign aimed at empowering patients to proactively discuss postsurgical pain management, including non-opioid options, with their doctors. We’re building a coalition of like-minded individuals and organizations to generate widespread public awareness of the role that postsurgical opioids play in the larger public health crisis in the US, while highlighting the opportunity to alleviate the risks associated with opioid dependence and/or addiction through the utilization of non-opioid pain management approaches.

5 | investor.pacira.com

2022 Proxy Statement—Summary
Board of Directors Overview
Director Nominee and Principal Occupation	Age	Director Since	Independent	Other Current Public Company Boards	Committee Membership
					Audit	Compensation	Nominating, Governance & Sustainability	Science & Technology
Laura Brege Senior Advisor to BridgeBio Pharma, Inc.; and former Chief Executive Officer, Nodality, Inc.	64	2011		4
Christopher Christie Managing Member, Christie 55 Solutions, LLC; and former Governor of the State of New Jersey	59	2019		0
Mark I. Froimson, MD Principal, Riverside Health Advisors	61	2017		0
Yvonne Greenstreet, MBChB, MBA ♦ Chief Executive Officer, Alnylam Pharmaceuticals, Inc.	59	2014		1
Paul Hastings ♦ Chief Executive Officer, Nkarta Therapeutics, Inc.	62	2011		1
Mark Kronenfeld, MD Vice Chairman of Anesthesiology, Maimonides Medical Center	67	2013		0
John P. Longenecker, PhD(1) Former President and Chief Executive Officer, HemaQuest Pharmaceuticals, Inc.	74	2007		0
Gary W. Pace, PhD Co-founder and Chairman, Sova Pharmaceuticals, Inc.	74	2008		2
David Stack Chairman of the Board and Chief Executive Officer, Pacira	71	2007		1
Andreas Wicki, PhD ♦ Chief Executive Officer, HBM Healthcare Investments (Cayman) Ltd.	63	2006		1
Meetings in 2021		Board―9			7	4	3	3
Committee Chair	Committee Member	Chairman of the Board	Lead Director	Audit Committee Financial Expert

♦
Class II Director Nominees

(1)
Dr. Longenecker was not renominated to stand for reelection to the board, but will remain on the Board, the Audit Committee, the Compensation Committee and as chair of the Nominating, Governance and Sustainability Committee, in each case, through the Annual Meeting.

Pacira BioSciences, Inc. 2022 Proxy Statement | 6

2022 Proxy Statement—Summary
BOARD ATTRIBUTES
Note: The following information on the attributes of our board exclude Dr. Longenecker, who was not nominated to stand for reelection to the board, but will remain on the Board, the Audit Committee, the Compensation Committee and as chair of the Nominating, Governance and Sustainability Committee, in each case, through the Annual Meeting.
Board Independence, Diversity, Tenure and Age as of April 22, 2022
The following table reflects the diversity attributes of our board as of April 22, 2022:
Pacira BioSciences, Inc. Board Diversity Matrix (as of April 22, 2022)
Total Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I—Gender Identity
Directors	2	7	―	―
Part II—Demographic Background
African American or Black	1	―	―	―
Alaskan Native or Native American	―	―	―	―
Asian	―	―	―	―
Hispanic or Latinx	―	―	―	―
Native Hawaiian or Pacific Islander	―	―	―	―
White	1	7	―	―
Two or More Races or Ethnicities	―	―	―	―
LGBTQ+	1
Did Not Disclose Demographic Background	―
7 | investor.pacira.com

2022 Proxy Statement—Summary
The following charts reflect the tenure and age composition of our board as of April 22, 2022:
DIRECTOR SKILLS AND EXPERIENCE MATRIX
The matrix below displays the top five areas of the skills and experience of each of our directors and director nominees, other than Dr. Longenecker, who was not nominated to stand for reelection to the board, but will remain on the Board, the Audit Committee, the Compensation Committee and as chair of the Nominating, Governance and Sustainability Committee, in each case, through the Annual Meeting. The absence of a check mark below does not mean the director does not possess that skill or experience, instead these are the skills and experience most considered by the Nominating, Governance and Sustainability Committee and the Board in making nomination decisions and as part of the board succession planning process.
Director Skills and Experience

Director	Academia	Accounting & Finance	Business Development & M&A	Government, Public Policy, Regulatory Affairs	Human Capital Management	Operations, Manufacturing, & Supply Chain	Other Public Board & Governance	Industry Experience	Research & Development	Scientific, Medical, Pharmacy	Senior Leadership
Laura Brege
Christopher Christie
Mark Froimson
Yvonne Greenstreet
Paul Hastings
Mark Kronenfeld
Gary Pace
David Stack
Andreas Wicki
Pacira BioSciences, Inc. 2022 Proxy Statement | 8

2022 Proxy Statement—Summary
Executive Compensation Highlights
We believe that our executive compensation program is well-structured to support our business objectives, and we also believe that our compensation programs and policies reflect an overall pay-for-performance philosophy that is closely aligned with the long-term interests of our stockholders.

COMPENSATION POLICIES AND PRACTICES
Things We Do	Things We Don’t Do

Independent Compensation Committee that approves all compensation for our named executive officers

Independent compensation consultant

Annual Say-on-Pay vote

Reasonable “double trigger” change of control benefits triggered upon a change of control followed by termination of the executive without cause or resignation for good reason

Compensation Committee assesses compensation practices to eliminate excessive risk

Pay-for-performance philosophy

Active stockholder engagement on compensation topics

No excise tax gross-ups in the event of a change of control

No pensions or any other enhanced benefit programs beyond those typically available to all employees.

Limited perquisites

No hedging or pledging of company stock

No option repricing

No “evergreen” provisions in our equity compensation plans to increase shares available for issuance as equity awards

CONSIDERATION OF SAY-ON-PAY ADVISORY VOTE
•
The compensation committee believes that our recent say-on-pay votes affirm our stockholders’ support of our approach to executive compensation.

•
After considering the almost 90% approval in 2021, and following our annual review of our executive compensation philosophy, the Compensation Committee decided to retain our overall approach to executive compensation.

•
The compensation committee will continue to consider the outcome of our say-on-pay votes and feedback from stockholders when making future compensation decisions for our named executive officers.

New Cash LTIP Based on Stockholder Feedback, Effective January 1, 2021

In December 2020, based on prior feedback from key stockholders, the compensation committee adopted the Company’s cash long-term incentive plan (LTIP) for 2021, focused on pre-determined, objective performance goals rather than our previous, more discretionary structure. Awards are earned based on achievement of net revenues and adjusted earnings before interest, taxes, depreciation, and amortization (“adjusted EBITDA”) goals, with a relative total shareholder return modifier. The performance period for these metrics is one year, with an additional three years of time-vesting needed to earn the awards.

The compensation committee adopted the LTIP to:
•
better align Company performance with executive compensation,

•
enhance retention, and

•
motivate performance in key goals that are closely aligned with shareholder value creation.

9 | investor.pacira.com

2022 Proxy Statement—Summary
2021 COMPENSATION HIGHLIGHTS
•
Total cash compensation of our executive officers targets the 50th percentile of our peer group and total equity compensation of our executive officers targets the midpoint of the 50th to 75th percentile of our peer group, achieved with a mix of annual incentive cash compensation and longer-term equity awards. The actual positioning of compensation relative to the targeted benchmarks is influenced by performance, tenure, organizational criticality and internal equity.

•
2021 was the first performance year for our LTIP. Target awards were equal to our executive officers’ annual incentive bonus targets as of the beginning of the performance year. Awards earned under the LTIP for the 2021 performance year are payable upon completion of a three-year vesting period ending December 31, 2024.
•
Equity was awarded as approximately 75% stock options and 25% restricted stock units (“RSUs”) to our chief executive officer and approximately 50% stock options and 50% RSUs to our other executive officers to further align executives with the interests of stockholders.

Equity Mix

Total Target Compensation Mix
Pacira BioSciences, Inc. 2022 Proxy Statement | 10

Corporate Governance and Board Matters
PROPOSAL	Election of Class II Directors
Board Composition
Our board currently consists of 10 members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.
In accordance with the terms of our amended and restated certificate of incorporation (as amended to date, our “Certificate of Incorporation”) and our second amended and restated bylaws (our “Bylaws”), our board is divided into three classes: Class I,
Class II and Class III, with each class serving staggered three-year terms. Each class is required to consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

The current members of the classes are divided as follows:
CLASS I	CLASS II	CLASS III
Terms Expiring at the Annual Meeting in 2024	Terms Expiring at the Annual Meeting in 2022	Terms Expiring at the Annual Meeting in 2023
• Laura Brege • Mark Froimson • Mark Kronenfeld	• Yvonne Greenstreet(1) • Paul Hastings • John Longenecker(2) • Andreas Wicki	• Christopher Christie • Gary Pace • David Stack

(1)
In connection with the board’s decision to not renominate Dr. Longenecker to stand for reelection to the board (as discussed in footnote 2), in April 2022, the board, upon recommendation of the nominating, governance and sustainability committee, reclassified Dr. Greenstreet from Class III to Class II in order to make each class consist of one-third of the total number of directors that will constitute the entire board as of immediately following the Annual Meeting.

(2)
Dr. Longenecker was not renominated to stand for reelection to the board. The board thanks him for his 15 years of service on the board and wishes him all the best in retirement. Effective upon the election of the director nominees at the Annual Meeting, the size of the board will be reduced from ten to nine directors.

Our Certificate of Incorporation and our Bylaws provide that the authorized number of directors may be changed only by resolution of the board. Our Certificate of Incorporation and Bylaws also provide that our directors may be removed only for cause by the affirmative vote of the holders of at least 75%
of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board, including a vacancy resulting from an enlargement of our board, may be filled only by vote of a majority of our directors then in office.

The Board of Directors recommends voting FOR the election of each Class II director nominee.
Proxies will be voted in favor of the nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as directors of Pacira if elected. However, if any of the nominees are unable to serve or for good cause will not serve as a director, the persons named in the proxy intend to vote in their discretion for one or more substitutes who will be designated by our board.

11 | investor.pacira.com

Corporate Governance and Board Matters
Stockholder Engagement
Throughout the year, we encourage our stockholders to communicate the matters most important to them. We also regularly provide stockholders and the general public with updates and other relevant information through our Investor Relations page on our corporate website under the “Investors”
section of our website, which is located at www.pacira.com.
See “Communication with the Board” on page 28 for more information on how to provide us with feedback.

Nominees for Election
CLASS II DIRECTORS, WITH TERMS EXPIRING AT THE
2025 ANNUAL MEETING OF STOCKHOLDERS
Biographical information for our directors who were nominated by our nominating, governance and sustainability committee for re-election at the Annual Meeting is set forth below.
Pacira BioSciences, Inc. 2022 Proxy Statement | 12

Corporate Governance and Board Matters
YVONNE GREENSTREET, MBChB, MBA
AGE 59 INDEPENDENT DIRECTOR since March 2014 COMMITTEES • Compensation • Science & Technology

KEY EXPERIENCE AND QUALIFICATIONS
We believe Dr. Greenstreet’s qualifications to sit on our board include her significant experience in senior management roles at large pharmaceutical companies and her extensive expertise in drug development and commercialization.
CAREER HIGHLIGHTS
—
Alnylam Pharmaceuticals, a leading RNAi therapeutics company (Nasdaq: ALNY)

•
Chief Executive Officer (January 2022 to present)

•
President and Chief Operating Officer (October 2020 to December 2021)

•
Executive Vice President and Chief Operating Officer (September 2016 to October 2020)

—
Pfizer Inc. (“Pfizer”), a multinational pharmaceutical company, based in New York

•
Senior Vice President and Head of Medicines Development (December 2010 to November 2013)

—
GlaxoSmithKline plc, (“GSK”), a multinational pharmaceutical, biologics, vaccines and consumer healthcare company, based in London

•
Senior Vice President and Chief of Strategy for Research and Development (2008 to 2010)

•
served in various leadership positions, including Senior Vice President for Medicines Development and Chief Medical Officer for Europe (1992 to 2008)

•
Member of GSK’s Corporate Executive Investment Committee

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Alnylam Pharmaceuticals (Nasdaq: ALNY)

OTHER CURRENT DIRECTORSHIPS
•
Member of the Scientific Advisory Board of the Bill and Melinda Gates Foundation

•
The American Funds

PRIOR DIRECTORSHIPS
•
Moelis & Company (NYSE: MC) (February 2015 to December 2018)

•
argenx SE (Nasdaq: ARGX) (May 2021 to March 2022)

EDUCATION
•
MBA, INSEAD Business School, France

•
MBChB degree in Medicine, The University of Leeds in the United Kingdom

PAUL HASTINGS
AGE 62 INDEPENDENT DIRECTOR since June 2011 LEAD DIRECTOR since June 2013 COMMITTEES • Compensation • Nominating, Governance and Sustainability

KEY EXPERIENCE AND QUALIFICATIONS
We believe Mr. Hastings’ qualifications to sit on our board include extensive experience in the pharmaceutical and biotechnology industries.
CAREER HIGHLIGHTS
—
Nkarta Therapeutics, Inc. (Nasdaq: NKTX)

•
President and Chief Executive Officer (February 2018 to present)

—
OncoMed Pharmaceuticals, Inc. (Nasdaq: OMED) (“OncoMed”), a clinical development-stage biopharmaceutical company

•
President and Chief Executive Officer (January 2006 to January 2018)

—
QLT, Inc., a publicly traded biotechnology company focused on the development and commercialization of ocular products

•
President and Chief Executive Officer (February 2002 to September 2006)

—
Axys Pharmaceuticals, Inc. (“Axys”), which was acquired by Celera Corporation in 2001

•
President and Chief Executive Officer (2000 to 2002)

—
Chiron Biopharmaceuticals

•
President (1999 to 2001)

—
Genzyme Corporation

•
served in a variety of management positions, including President of Genzyme Therapeutics Europe and President of Worldwide Therapeutics (1994 to 1998)

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Nkarta Therapeutics (Nasdaq: NKTX) (February 2018 to present)

OTHER CURRENT DIRECTORSHIPS
•
ViaCyte, Inc. (June 2019 to present)

•
Biotechnology Innovation Organization (BIO), Chair of the Board (June 2015 to present)

PRIOR DIRECTORSHIPS
•
Proteon Therapeutics, Inc., Chairman of the Board (2016 to 2020)

•
OncoMed, (member January 2006 to August 2013; Chairman of the Board from August 2013 to January 2018)

•
Relypsa, Inc. (sold to Galencia AG) (2012 to 2016)

•
Proteolix, Chairman of the Board (sold to Onyx Pharmaceuticals, Inc.) (2008 to 2009)

•
ViaCell Inc. (sold to PerkinElmer, Inc.) (2000 to 2007)

•
QLT (2002 to 2006)

•
Axys Pharmaceuticals (2000 to 2002)

EDUCATION
•
BS in Pharmacy, University of Rhode Island

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Corporate Governance and Board Matters
ANDREAS WICKI, PhD
AGE 63 INDEPENDENT DIRECTOR since our inception in December 2006 COMMITTEES • Audit

KEY EXPERIENCE AND QUALIFICATIONS
We believe Dr. Wicki’s qualifications to sit on our board include his extensive experience with pharmaceutical companies, his financial expertise and his years of experience providing strategic and advisory services to pharmaceutical and biotechnology organizations.
CAREER HIGHLIGHTS
—
A life sciences entrepreneur and investor with over 30 years of experience in the pharmaceutical and biotechnology industries

—
HBM Healthcare Investments (Cayman) Ltd. (formerly HBM BioVentures AG),

•
Chief Executive Officer (2001 to present)

—
MDS Inc.

•
Senior Vice President of European Analytical Operations (1998 to 2001)

—
ANAWA Laboratorien, a life sciences contract research company

•
Co-owner and Chief Executive Officer (1990 to 1998)

—
Clinserve AG, a life sciences contract research company

•
Co-owner and Chief Executive Officer (1990 to 1998)

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Harmony Biosciences, Inc. (Nasdaq: HRMY)

OTHER CURRENT DIRECTORSHIPS
•
Buchler GmbH

•
HBM Healthcare Investments (Cayman) Ltd.

•
HBM BioCapital Ltd.

PRIOR DIRECTORSHIPS
•
PharmaSwiss SA (2007 to 2011)

•
Viela Bio, Inc. (Nasdaq: VIE) June 2019—March 2022

•
Served on the boards of several privately held companies and companies listed on international exchanges

EDUCATION
•
PhD in Chemistry and Biochemistry, University of Bern, Switzerland

•
MSc in Chemistry and Biochemistry, University of Bern, Switzerland

Directors Continuing in Office
Biographical information for our directors continuing in office is set forth below.
CLASS III DIRECTORS, WITH TERMS EXPIRING AT THE
2023 ANNUAL MEETING OF STOCKHOLDERS
CHRISTOPHER CHRISTIE
AGE 59 DIRECTOR since September 2019

KEY EXPERIENCE AND QUALIFICATIONS
We believe Governor Christie’s qualifications to sit on our board include his significant experience as Governor of the State of New Jersey and his extensive expertise with government and regulatory affairs, leadership and public policy regarding anti-opioid matters.
CAREER HIGHLIGHTS
—
Christie 55 Solutions, LLC (“Christie LLC), a consulting firm that assists corporate, government and association clients with their business strategies and complex public policy and regulatory challenges at the state, federal and international levels

•
Managing Member (March 2018 to present)

—
State of New Jersey

•
Governor (January 2010 to January 2018)

OTHER CURRENT DIRECTORSHIPS
•
New York Mets (March 2021 to present)

EDUCATION
•
Honorary Doctoral degrees, Rutgers University, University of Delaware, Seton Hall University, Monmouth University and Centenary College

•
JD, Seton Hall University School of Law

•
BA in Political Science, University of Delaware

Pacira BioSciences, Inc. 2022 Proxy Statement | 14

Corporate Governance and Board Matters
GARY W. PACE, PhD
AGE 74 INDEPENDENT DIRECTOR since June 2008 COMMITTEES • Nominating, Governance and Sustainability • Science & Technology

KEY EXPERIENCE AND QUALIFICATIONS
We believe Dr. Pace’s qualifications to sit on our board include his years of experience providing strategic advisory services to complex organizations, including as a public company director.
CAREER HIGHLIGHTS
—
A seasoned biopharmaceutical executive with over 40 years of experience in the industry

—
Co-founded several early stage life science companies, where he built products from the laboratory to commercialization

—
Contributed to the development of the biotechnology industry through honorary university appointments and industry and government committees

—
Sova Pharmaceuticals, a privately-held biopharmaceutical company, engaged in the discovery and development of innovative therapeutics for the treatment of inflammatory and neuropathic pain

•
Co-founder

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Cardiff Oncology, Inc. (Nasdaq: CRDF, formerly known as Trovagene, Inc., Nasdaq: TROV) (2020 to present)

•
Antisense Therapeutics (ASX: ANP) (2016 to present)

OTHER CURRENT DIRECTORSHIPS
•
serves on the boards of several privately held companies, including Sova Pharmaceuticals

PRIOR DIRECTORSHIPS
•
Simavita Ltd. (2016 to 2021)

•
Invitrocue (ASX: IVQ) (2018 to 2019)

•
ResMed Inc. (NYSE: RMD) (1994 to 2018)

•
Transition Therapeutics Inc. (CDNX:TTH) (2002 to 2016)

•
QRxPharma Ltd. (ASX: QRX) (2001 to 2013)

RECOGNITION
•
Awarded a Centenary Medal by the Australian Government “for service to Australian society in research and development” (2003)

•
Recognized as the 2011 Director of the Year (corporate governance) by the San Diego Directors Forum

EDUCATION
•
PhD, Fulbright Fellow and General Foods Scholar, Massachusetts Institute of Technology

•
BSc (Hons I), the University of New South Wales

DAVID STACK
AGE 71 DIRECTOR since November 2007 CHAIRMAN OF THE BOARD since June 2013 COMMITTEES • Science & Technology

KEY EXPERIENCE AND QUALIFICATIONS
We believe Mr. Stack’s qualifications to sit on our board include his extensive experience with pharmaceutical companies, his financial expertise and his years of experience providing strategic and financial advisory services to pharmaceutical and biotechnology organizations, including evaluating business strategy and commercial planning.
CAREER HIGHLIGHTS
—
Pacira Biosciences, Inc.

•
Chief Executive Officer (November 2007 to present)

•
President (November 2007 to October 2015)

—
Stack Pharmaceuticals, Inc., a commercialization, marketing and strategy firm

•
Managing Partner (1998 to present)

—
MPM Capital, a venture capital firm

•
Managing Director (2005 to March 2017)

—
The Medicines Company (Nasdaq: MDCO)

•
President and CEO (2001 to 2004)

—
Innovex, Inc.

•
President and General Manager (1995 to 1999)

—
Immunomedics

•
Vice President, Business Development/Marketing (1993 to 1995)

—
Roche Laboratories

•
served in various leadership positions, including Therapeutic World Leader in Infectious Disease, Oncology and Virology (1981 to 1993)

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Amarin Corporation plc (Nasdaq: AMRN)

OTHER CURRENT DIRECTORSHIPS
•
Coda Biotherapeutics, Inc.

PRIOR DIRECTORSHIPS
•
Chiasma, Inc. (Nasdaq: CHMA)

•
Molecular Insight Pharmaceuticals, Inc. (Nasdaq: MIPI) (2006 to 2010)

•
BioClinica, Inc. (Nasdaq: BIOC) (1999 to 2010)

•
Prognos AI

EDUCATION
•
BS in Biology, Siena College

•
BS in Pharmacy, Albany College of Pharmacy

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Corporate Governance and Board Matters
CLASS I DIRECTORS, WITH TERMS EXPIRING AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS
LAURA BREGE
AGE 64 INDEPENDENT DIRECTOR since June 2011 COMMITTEES • Audit • Nominating, Governance and Sustainability

KEY EXPERIENCE AND QUALIFICATIONS
We believe Ms. Brege’s qualifications to sit on our board include her financial expertise and her extensive experience in the pharmaceutical and biotechnology industries, including as a public company director.
CAREER HIGHLIGHTS
—
BridgeBio Pharma, Inc. (Nasdaq: BBIO), a clinical-stage biopharmaceutical company focused on genetic diseases

•
Senior Advisor (April 2018 to present)

—
Cervantes Life Science Partners, LLC, a healthcare advisory and consulting company

•
Managing Director (September 2015 to June 2018)

—
Nodality, Inc., a privately held biotechnology company focused on oncology and immunology

•
President and Chief Executive Officer (September 2012 to July 2015)

—
Onyx Pharmaceuticals, Inc. (“Onyx”), a biopharmaceutical company that developed and marketed medicines for the treatment of cancer

•
served in various leadership positions, including Chief Operating Officer, EVP, Chief Business Officer and Head of Corporate Affairs (2006 to 2012)

—
Red Rock Capital Management, a venture capital firm

•
General Partner (1999 to 2008)

—
COR Therapeutics, Inc.

•
Chief Financial Officer (1991 to 1999)

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Acadia Pharmaceuticals Inc. (Nasdaq: ACAD)

•
Edgewise Therapeutics, Inc. (Nasdaq: EWTX)

•
HLS Therapeutics, Inc. (TSX: HLS)

•
Mirum Pharmaceuticals, Inc. (Nasdaq: MIRM)

PRIOR DIRECTORSHIPS
•
Portola Pharmaceuticals, Inc. (Nasdaq: PTLA) (January 2015 to July 2020)

•
Dynavax Technologies Corporation (Nasdaq: DVAX) (February 2015 to February 2020)

•
Aratana Therapeutics, Inc. (Nasdaq: PETX) (February 2014 to March 2019)

EDUCATION
•
MBA, University of Chicago

•
Undergraduate degree, Ohio University

MARK I. FROIMSON, MD
AGE 61 INDEPENDENT DIRECTOR since June 2017 COMMITTEES • Audit • Science & Technology

KEY EXPERIENCE AND QUALIFICATIONS
We believe Dr. Froimson’s qualifications to sit on our board include his clinical expertise and executive experience in the medical field.
CAREER HIGHLIGHTS
—
Riverside Health Advisors, a consulting company that provides strategic advice and services to healthcare executive leaders

•
Founder and Principal (June 2017 to present)

—
American Association of Hip and Knee Surgeons

•
President (March 2017 to March 2018)

—
Trinity Health, a major national non-profit Catholic healthcare system comprising 93 hospitals in 22 states

•
Executive Vice President and Chief Clinical Officer (2014 to 2017)

—
Euclid Hospital, a Cleveland Clinic hospital

•
President and Chief Executive Officer (2012 to 2014)

—
The Department of Orthopedic Surgery, the Cleveland Clinic

•
Staff surgeon for over 18 years, during which time he held a variety of leadership positions, including President of the Professional Staff, Vice Chair of the Orthopedic and Rheumatologic Institute and a member of the Board of Governors and Board of Trustees

EDUCATION
•
MBA, the Weatherhead School of Business at Case Western Reserve University

•
MD, Tulane University School of Medicine

•
BS in Philosophy, Princeton University

Pacira BioSciences, Inc. 2022 Proxy Statement | 16

Corporate Governance and Board Matters
MARK A. KRONENFELD, MD
AGE 67 INDEPENDENT DIRECTOR since June 2013 COMMITTEES • Compensation • Science & Technology

KEY EXPERIENCE AND QUALIFICATIONS
We believe Dr. Kronenfeld’s qualifications to sit on our board include his significant leadership experience in the hospital setting and experience in conducting clinical trials.
CAREER HIGHLIGHTS
—
Maimonides Medical Center, a large tertiary care academic medical center in New York City

•
Medical Director of Perioperative Services (January 2011 to present)

•
Chairman of Anesthesiology (January 2022 to present) and Vice Chairman of Anesthesiology (March 2009 to January 2022)

—
Anesthesia Associates of Boro Park, a private medical practice

•
Managing Partner

—
Strategic Medical Management Partners

•
Managing Partner

—
Ridgemark Capital Management (“Ridgemark”),,a healthcare-focused hedge fund that invested in public and private healthcare and biomedical companies

•
Founder, Managing Partner and Portfolio Manager (April 2001 to December 2008)

—
Dr. Kronenfeld has founded and/or managed various consulting and investment companies focused on healthcare and medical technologies and has served on and chaired multiple leadership committees for various hospitals and medical centers

—
New York University (“NYU”)

•
Assistant Professor and Attending Cardiac Anesthesiologist, teaching and practicing adult and pediatric cardiac anesthesia

—
Hackensack University Medical Center

•
Chief of Cardiac Anesthesiology

—
GMS Anesthesia Associates, a private medical practices

•
Founder and President

EDUCATION
•
received and completed a Kellogg-sponsored Fellowship in Heath Care Management for Future Leaders in Health Care at NYU’s Graduate School of Management

•
Fellowship in Cardiothoracic Anesthesiology, New York University Medical Center

•
MD, and completed his residency in Anesthesiology, the University of California, San Diego School of Medicine

•
BA in Biology, SUNY Buffalo

17 | investor.pacira.com

Corporate Governance and Board Matters
Director Nomination Process
Our nominating, governance and sustainability committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors.
The process followed by our nominating, governance and sustainability committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating, governance and sustainability committee and our board.
The nominating, governance and sustainability committee evaluates potential candidates, taking into account several factors, including, without limitation, the individual’s:
•
reputation for integrity, honesty and adherence to a high ethical standard;

•
understanding of the Company’s business and industry;

•
business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company; and

•
willingness and ability to commit adequate time to board and committee matters and to contribute positively to the decision-making process of the Company.

The nominating, governance and sustainability committee does not have a formal policy regarding board diversity, but the nominating, governance and sustainability committee strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the board will possess a broad perspective and the appropriate talent, skills, and expertise to oversee our business. In selecting director nominees, the nominating, governance and sustainability committee focuses on identifying individuals who will further the interests of our stockholders through his or her established record of professional accomplishment and will contribute positively to the collaborative culture among board members.
Stockholders may recommend individuals to our nominating, governance and sustainability committee for consideration as potential director candidates by submitting the names of such individuals, together with appropriate biographical information and background materials, to:
Pacira BioSciences, Inc. Nominating, Governance and Sustainability Committee c/o Secretary 5401 West Kennedy Boulevard, Suite 890 Tampa, Florida 33609
The nominating, governance and sustainability committee does not have a formal policy regarding stockholder-recommended candidates. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating, governance and sustainability committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. Stockholders also have the right under our Bylaws to nominate director candidates directly, without any action or recommendation on the part of the nominating, governance and sustainability committee or the board, by following the procedures set forth in “Stockholder Proposals.”

Pacira BioSciences, Inc. 2022 Proxy Statement | 18

Corporate Governance and Board Matters
Majority Vote Director Resignation Policy
Our board has implemented a Majority Vote Director Resignation Policy in our Corporate Governance Guidelines. Under the policy, any director nominee who receives a greater number of  “WITHHOLD” votes than “FOR” votes in an uncontested election must promptly tender his or her resignation to the board following certification of the stockholder vote. Within 90 days following the certification of the vote, the independent directors on the board would consider the offer of resignation and determine whether to accept or reject the tendered resignation. If the independent directors determine not to accept the tendered resignation, we will publicly disclose (via press release or SEC filing) such determination and the factors considered by the independent directors in making such determination.

Director Independence
7 out of 9 Directors are Independent
Our board has determined that each of our directors, with the exception of David Stack, our chief executive officer, and Governor Christopher Christie, is an “independent director” as defined under the applicable Nasdaq rules and SEC rules and regulations. Governor Christie is not independent due to the consulting relationship between Christie 55 Solutions, LLC and our company prior to him being appointed as a director. In making such independence determination, the board considered the relationships that each such director has with us and all other facts and circumstances that the deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director.
In determining Dr. Kronenfeld’s independence, the board considered certain relationships between the Company and Maimonides Medical Center, where Dr. Kronenfeld is Chairman of Anesthesiology.

Board Committees
Our board has established an audit committee, a compensation committee, a nominating, governance and sustainability committee and a science and technology committee. Each of these committees operates under a written charter that has been approved by our board. Each committee charter is available by clicking on the “Investors—Corporate Governance”section of our corporate website, located at www.pacira.com. The information contained on, or accessible through, our website is not part of, or incorporated by reference in, this proxy statement.
The following table is a summary of our committee structure and members on each of our committees.

19 | investor.pacira.com

Corporate Governance and Board Matters
		Pacira Board Committees				Number of Other Public Company Boards

Name	Independent	Audit	Compensation	Nominating, Governance and Sustainability	Science and Technology
Laura Brege						4
Christopher Christie						0
Mark I. Froimson, MD						0
Yvonne Greenstreet, MBChB, MBA						1
Paul Hastings						1
Mark Kronenfeld, MD						0
John P. Longenecker, PhD(1)						0
Gary W. Pace, PhD						2
David Stack						1
Andreas Wicki, PhD.						1
Meetings in 2021	Board―9	7	4	3	3
Committee Chair	Committee Member	Chairman of the Board	Lead Director	Audit Committee Financial Expert

(1)
Dr. Longenecker was not renominated to stand for reelection to the board, but will remain on the Board, the Audit Committee, the Compensation Committee and as chair of the Nominating, Governance and Sustainability Committee, in each case, through the Annual Meeting.

Pacira BioSciences, Inc. 2022 Proxy Statement | 20

Corporate Governance and Board Matters
AUDIT COMMITTEE

MEMBERS
•
Laura Brege

•
John P. Longenecker

•
Andreas Wicki

•
Mark Froimson

QUALIFICATIONS
•
Our board has determined that each of the directors serving on our audit committee are independent within the meaning of applicable Nasdaq rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

•
In addition, our board has determined that Ms. Brege qualifies as an “audit committee financial expert” within the meaning of SEC regulations and applicable Nasdaq rules. In making this determination, our board has considered the formal education and nature and scope of her previous experience, coupled with past and present service on various audit committees.

REPORT
The Report of our Audit Committee appears on page 34.

KEY RESPONSIBILITIES
Our audit committee assists our board in its oversight of our accounting and financial reporting process and the audits and reviews of our consolidated financial statements. The responsibilities of our audit committee include:
•
appointing, evaluating, retaining and, when necessary, terminating the engagement of our independent registered public accounting firm;

•
overseeing the independence of our independent registered public accounting firm, including obtaining and reviewing reports from the independent registered public accounting firm;

•
setting the compensation of our independent registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including receiving and considering reports made by our independent registered public accounting firm regarding critical audit matters, accounting policies and procedures, financial reporting and disclosure controls;

•
reviewing and discussing with management and our independent registered public accounting firm our audited annual and unaudited quarterly consolidated financial statements and related disclosures;

•
preparing the annual audit committee report required by SEC rules;

•
coordinating the board’s oversight of internal control over financial reporting, disclosure controls and procedures and code of conduct;

•
reviewing our policies with respect to risk assessment and risk management;

•
establishing procedures related to the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters;

•
reviewing our policies and procedures for reviewing and approving or ratifying related person transactions, including our related person transaction policy;

•
meeting independently with management and our independent registered public accounting firm; and

•
overseeing, reviewing and discussing with management our information technology and cybersecurity programs.

In 2020 and 2021, our audit committee also oversaw the Company’s financial performance and disclosures surrounding the impact of the COVID-19 pandemic.
All audit services to be provided to us and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

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Corporate Governance and Board Matters
COMPENSATION COMMITTEE

MEMBERS
•
Paul Hastings

•
Yvonne Greenstreet

•
Mark Kronenfeld

•
John P. Longenecker

QUALIFICATIONS
Our board has determined that each of the directors serving on our compensation committee are independent within the meaning of applicable Nasdaq rules and SEC rules and regulations for purposes of membership on the compensation committee.
REPORT
The Report of our Compensation Committee appears on page 58.

KEY RESPONSIBILITIES
Our compensation committee assists our board in the discharge of its responsibilities relating to the compensation of our executive officers. The responsibilities of our compensation committee include:
•
approving our chief executive officer’s compensation and approving the compensation of our other executive officers reporting directly to our chief executive officer;

•
overseeing the evaluation of our senior executives;

•
overseeing, administering, reviewing and making recommendations to the board with respect to our incentive compensation and equity-based plans;

•
reviewing and making recommendations to the board with respect to director compensation; and

•
reviewing and discussing with management the compensation discussion and analysis and preparing the annual compensation committee report, as required by SEC rules.

Our compensation committee may delegate to one or more executive officers the power to grant options or other stock awards pursuant to our incentive plans.

NOMINATING, GOVERNANCE AND SUSTAINABILITY COMMITTEE

MEMBERS
•
John P. Longenecker

•
Laura Brege

•
Paul Hastings

•
Gary Pace

QUALIFICATIONS
Our board has determined that each of the directors serving on our nominating, governance and sustainability committee are independent within the meaning of applicable Nasdaq rules and SEC rules and regulations.

KEY RESPONSIBILITIES
The responsibilities of our nominating, governance and sustainability committee include:
•
approving our chief executive officer’s compensation and approving the recommending to the board the persons to be nominated for election as directors or to fill any vacancies on the board, and to be appointed to each of the board’s committees;

•
developing corporate governance guidelines and recommending such corporate governance guidelines to the board; and

•
overseeing an annual self-evaluation of the board and board committees.

Beginning in 2021, the nominating, governance and sustainability committee began evaluating both its and the Company’s roles and responsibilities with respect to oversight in the areas of environmental, health and safety, corporate social responsibility, and sustainability matters.

SCIENCE AND TECHNOLOGY COMMITTEE
MEMBERS • Mark Kronenfeld • Mark I. Froimson • Yvonne Greenstreet • Gary W. Pace • David Stack

KEY RESPONSIBILITIES
The science and technology committee assists the board in its oversight of our research and development activities and advises the board with respect to strategic and tactical scientific issues.
The overall responsibilities of our science and technology committee are to consider and report to the board on matters relating to our research and development initiatives and other appropriate strategic and tactical scientific issues.

At its discretion, the science and technology committee may:
•
review our overall scientific and research and development strategy;

•
review our research and development programs;

•
review external scientific research, discoveries and commercial development as appropriate; and

•
review the attainment of key research and development milestones.

Pacira BioSciences, Inc. 2022 Proxy Statement | 22

Corporate Governance and Board Matters
Board and Committee Meetings Attendance
The full board met nine times during 2021. During 2021, each member of the board attended 75 percent or more of the aggregate of  (i) the total number of meetings of the board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board on which such person served (during the periods that such person served). Our non-employee directors met in a special executive session without management at each regularly scheduled board meeting in 2021. Our board expects to continue to conduct executive sessions limited to non-employee directors at least annually and our non-employee directors may schedule additional executive sessions at their discretion.

Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding attendance by members of our board at our annual meetings of stockholders. Our practice, however, is to have a meeting of the board immediately following the annual meeting of stockholders. Nine out of ten of the members of our board serving at the time attended the annual meeting of stockholders in 2021.

Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the “Investors—Corporate Governance” section of our website, which is located at www.pacira.com. If we make any substantive amendments to, or grant certain waivers from, the code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will disclose the nature of such amendment or waiver on our corporate website or in a current report on Form 8-K.

Committee Charters	Governance Documents
• AUDIT COMMITTEE • COMPENSATION COMMITTEE • NOMINATING, GOVERNANCE AND SUSTAINABILITY COMMITTEE • SCIENCE AND TECHNOLOGY COMMITTEE
•
CORPORATE GOVERNANCE GUIDELINES

•
U.S. CODE OF BUSINESS CONDUCT AND ETHICS

•
GLOBAL HUMAN LABOR RIGHTS POLICY

•
SUPPLIER CODE OF CONDUCT

•
POLICY ON RESPONSIBLE MARKETING

•
BIOETHICS POLICY

•
PATIENT & PRODUCT SAFETY POLICY

Charters and other governance documents are available on our website www.pacira.com under “Corporate Governance” and “Sustainability”
23 | investor.pacira.com

Corporate Governance and Board Matters
Board Leadership Structure and Board’s Role in
Risk Oversight
DAVID STACK CHIEF EXECUTIVE OFFICER AND DIRECTOR since November 2007 CHAIRMAN since June 2013	SENIOR MANAGEMENT

•
As Chief Executive Officer, Mr. Stack is responsible for setting the strategic direction of the Company and for the day-to-day leadership and management of the Company

•
As Chairman, Mr. Stack chairs the meetings of our board and stockholders, with input from the Lead Director

•
Members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk-management and any other matters

•
Our board believes that full and open communication between management and the board is essential for effective risk management and oversight

PAUL HASTINGS INDEPENDENT DIRECTOR since June 2011 LEAD DIRECTOR since June 2013

The Lead Director’s responsibilities include:
•
ensuring that our board works together as a cohesive team with open communication

•
ensuring that a process is in place by which the effectiveness of our board can be evaluated on a regular basis

•
monitoring communications from stockholders and other interested parties

•
otherwise consulting with management and the chairman on matters relating to corporate governance and board performance

To this end, our lead director also:
•
works with the chairman on the board agenda and board materials

•
facilitates annual assessments of the performance of the board along with the nominating, governance and sustainability committee

•
acts as the primary internal spokesperson for our board, ensuring that management is aware of concerns of our board, the stockholders, other stakeholders and the public

•
ensures that management strategies, plans and performance are appropriately represented to our board

•
presides at executive sessions of the non-employee directors

•
performs such other functions and responsibilities as requested by our board from time to time

FULL BOARD
• has ultimate responsibility for risk oversight • reviews and assesses (as a full board or via the committees) risks related to our business and operations throughout the year

Audit Committee	Compensation Committee	Nominating, Governance & Sustainability Committee	Science & Technology Committee
• oversees risk management activities related to financial controls and legal, compliance, and cybersecurity risks	• oversees risk management activities relating to our compensation policies and practices	• oversees risk management activities relating to board composition, management succession planning and sustainability matters	• advises the board on our research and development activities and any risks associated therewith
Pacira BioSciences, Inc. 2022 Proxy Statement | 24

Corporate Governance and Board Matters
Our board does not have a policy regarding separation of the roles of chief executive officer and chairman of the board. The board believes it is in our best interests to make that determination based on circumstances from time to time. Currently, our chief executive officer serves as the chairman of the board, and Paul Hastings, a non-employee independent director, serves as our lead director. Our board believes that this structure, combined with our corporate governance policies and processes, creates an appropriate balance between strong and consistent leadership and independent oversight of our business. The chairman chairs the meetings of our board and stockholders, with input from the lead director, and as such, our board believes that a person with comprehensive knowledge of our Company is in the best position to serve such role.
Our board believes that our current leadership structure and the composition of our board protect stockholder interests and provide adequate independent oversight, while also providing outstanding leadership and direction for our board and management. More than a majority of our current directors are “independent” under Nasdaq standards, as more fully described above. The independent directors meet in executive sessions, without management present, during each regularly scheduled board meeting and are very active in the oversight of our Company. Each independent director has the ability to add items to the agenda for board meetings or raise subjects for discussion that are not on the agenda for that meeting. In addition, our board and each committee of our board has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate.
Our lead director plays a central role with respect to corporate governance. His responsibilities include, without limitation, ensuring that our board works together as a cohesive team with open communication, ensuring that a process is in place by which the effectiveness of our board can be evaluated on a regular basis, monitors communications from stockholders and other interested parties and otherwise consults with management and the chairman on matters relating to corporate governance and board performance. To this end, our lead director works with the chairman on the board agenda and board materials, facilitates annual assessments of the performance of the board along with the nominating, governance and sustainability committee and acts as the primary internal spokesperson for our board, ensuring that management is aware of concerns of our board, the stockholders, other stakeholders, and the public and, in addition, ensuring that management strategies, plans and performance are appropriately represented to our board. Our lead director’s role also includes presiding at executive sessions of the non-employee directors. Our lead director also performs such other functions and responsibilities as requested by our board from time to time.
Our board believes its administration of its risk oversight function has not affected its leadership structure. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and in other filings that we periodically make with the SEC. Our board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full board, which has responsibility for general oversight of risks.
Our board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company.
In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk-management and any other matters.
Our board believes that full and open communication between management and the board is essential for effective risk management and oversight.

Anti-Hedging and Anti-Pledging Policy
Our Insider Trading Policy prohibits our management and directors from engaging in hedging transactions designed to offset decreases in the market value of our securities, including:
(i)
short sales of our securities, including short sales “against the box”; or

(ii)
purchases or sales of puts, calls or other derivative securities based on our securities.

Our Insider Trading Policy also prohibits our management and directors from holding our stock in a margin account or pledging our stock as collateral to secure loans or other obligations. However, an exception may be granted where a person wishes to

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Corporate Governance and Board Matters
pledge our securities as collateral for a loan and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any person who wishes to pledge our securities as collateral for a loan must submit a request for approval to our Chief Financial Officer.

Opioid Reduction Mission
Our corporate mission is to provide an opioid alternative to as many patients as possible using enhanced recovery after surgery (“ERAS”) multimodal protocols and opioids for rescue only.

Pacira has donated over 2,700 vials of EXPAREL to locations across the world that otherwise have no alternatives other than opioids. These donations have assisted patients undergoing a range of surgical procedures including hip and knee replacement, wisdom tooth extraction and hernia repair.
In 2021, we provided support for charitable medical missions in Honduras and Ghana by donating EXPAREL to help support surgeries for patients in need and have also supported the Louisiana State University Opioid Minimization Initiative as well as made a commitment to donate EXPAREL to not-for-profit children’s hospitals each year over the next three years.

(1)
Pacira Pharmaceuticals, Inc. United States for Non-Dependence: An Analysis of the Impact of Opioid Overprescribing in America. September 2017. (Analysis in the report was based on research conducted by the QuintilesIMS Institute.)

Overreliance on opioids in the postsurgical setting has caused a rapid deluge of opioid misuse, abuse and addiction. Opioid addiction in the U.S. has reached epidemic proportions, with the U.S. Centers for Disease Control and Prevention (CDC) reporting that overdose deaths rose by 29 percent to an unprecedented amount of more than 100,000 in the U.S. in the 12-months ending April 2021. This represents a worsening of the drug overdose epidemic in the U.S. and is the largest number of drug overdoses for a 12-month period ever recorded. The recent increase in drug overdose mortality began in 2019 and continued into 2020, prior to the declaration of the COVID-19 National Emergency in the U.S. The increases in drug overdose deaths appear to have accelerated during the COVID-19 pandemic. Synthetic opioids are the primary driver of the increases in overdose deaths, with deaths from synthetic opioids and psychostimulants also increasing in the 12-months ending April 2021. Additionally, opioid addiction in women is growing at an alarming rate and studies have shown that women are 40% more likely than men to become newly persistent users of opioids following surgery.

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Corporate Governance and Board Matters

# Opioids continue to be overprescribed

Enough opioids were prescribed in 2017 to provide every American with 32 pills each

Kentucky
Tennessee
Arkansas
Alabama
Mississippi
Louisiana
Oklahoma

Seven states had enough opioid prescriptions written in 2017 for **every citizen in the state to have his or her own prescription.**

Source: Pacira Pharmaceuticals, Inc. United States for Non-Dependence: An Analysis of the Impact of Opioid Overprescribing in America. September 2017. (Analysis in the report was based on research conducted by the QuintilesIMS Institute.)
We continue to advance our Choices Matter national educational campaign, aimed at empowering patients to proactively discuss acute pain management, including non-opioid options, with their doctors. We have a growing network of strategic collaborations to expand education on the importance of non-opioid options for post-surgical pain management and broaden our commercial reach. These include agreements with industry partners, as well as healthcare providers and hospital systems to support their implementation of opioid-sparing enhanced recovery protocols. We are collaborating on national and regional training initiatives with large anesthesia physician practices, such as MEDNAX, Inc. and Envision Physician Services. Our growing coalition of collaborators also includes:
•
Aetna

•
The Community Anti-Drug Coalitions of America (CADCA)

•
Cancer Treatment Centers of America

•
WellStar Health System

•
Shatterproof

•
The Partnership to End Addiction

•
IPG Integrated Surgical Solutions

•
The National Safety Council

•
The Boys and Girls Club of Connecticut

•
The Pennsylvania Alliance of Boys and Girls Clubs

•
The SAFE Project

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Corporate Governance and Board Matters
Communication with the Board
Any interested party may contact the Chairman of our board or the non-employee members of our board, as a group, by submitting a written communication to the Chairman at the following address:
Chairman of the Board c/o Secretary Pacira BioSciences, Inc. 5401 West Kennedy Boulevard, Suite 890 Tampa, Florida 33609 United States
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.
A copy of any such written communication will also be forwarded to our Secretary and retained for a reasonable period of time. Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Chairman considers to be important for the directors to know. Our Secretary reserves the right not to forward to board members any inappropriate materials.
The audit committee oversees the procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity.

Related Person Transactions
There were no transactions entered into, or in effect, after January 1, 2021 to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, or affiliates or immediate family members of any of our directors, executive officers or beneficial owners of more than
5% of our voting securities, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below, if any, were comparable to terms available or the amounts that would be paid or received, as applicable, from unrelated third parties.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our board has adopted a written related person transaction policy which sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were, or are to be, a participant, the amount involved exceeds $120,000, and a related person had, or will have, a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.
Any related person transaction proposed to be entered into by us is required to be reported to our chief financial officer and be reviewed and approved by the audit committee in accordance with the terms of the policy, prior to effectiveness or consummation of the transaction, whenever practicable. If our chief financial officer determines that advance approval of a related person transaction is not practicable under the circumstances, the audit committee will review and, in its discretion, may ratify the related person transaction at the next meeting of the audit committee, or at the next meeting following the date that the related person transaction comes to the attention of our chief financial officer. Our chief financial officer, however, may present a related person transaction arising in the time period between meetings of the audit committee to the chair of the audit committee, who will review and may approve the related person transaction, subject to ratification by the audit committee at the next meeting of the audit committee.
In addition, any related person transaction previously approved by the audit committee or otherwise

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Corporate Governance and Board Matters
already existing that is ongoing in nature will be reviewed by the audit committee annually to ensure that such related person transaction has been conducted in accordance with the previous approval granted by the audit committee, if any, and that all required disclosures regarding the related person transaction are made.
Transactions involving compensation of executive officers will be reviewed and approved by the compensation committee in the manner specified in the charter of the compensation committee.
A related person transaction reviewed under this policy will be considered approved or ratified if it is authorized by the audit committee in accordance with the standards set forth in our related person transaction policy after full disclosure of the related person’s interests in the transaction. As appropriate for the circumstances, the audit committee will review and consider:
•
the related person’s interest in the related person transaction;

•
the approximate dollar value of the amount involved in the related person transaction;

•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of business;

•
whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reach with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the transaction; and

•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to stockholders in light of the circumstances of the particular transaction.

The audit committee reviews all relevant information available to it about the related person transaction. The audit committee may approve or ratify the related person transaction only if the audit committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The audit committee may, in its sole discretion, impose conditions as it deems appropriate on us or the related person in connection with approval of the related person transaction. All transactions disclosed above, if any, were reviewed and approved by the audit committee in accordance with our related person transaction policy.

INDEMNIFICATION OF OFFICERS AND DIRECTORS
Our Certificate of Incorporation and our Bylaws provide that we indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

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Corporate Governance and Board Matters
Director Compensation
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Our board, upon recommendation of our independent compensation consultant, sets our non-employee director compensation policy with respect to the initial and annual equity grants. In the second quarter of 2021, the Compensation Committee reviewed competitive market data derived from our peers presented by our independent compensation consultant. Based on an assessment of that data, the board, upon a recommendation from the Compensation Committee, approved changes to board compensation to align our practices with the competitive market. The board approved a $5,000 annual increase in the annual cash retainer for our lead director and a fair-value change to $260,000 and $390,000 for annual equity grants and a new director’s initial equity grant, respectively.

Our board compensation policy provides for the following compensation to our non-employee directors:
Additional Annual Cash Retainers ($)
		CHAIR	MEMBER
Lead Director(1)	30,000
Committees(1):
Audit		30,000	12,000
Compensation		18,000	9,000
Nominating, Governance and Sustainability		12,000	6,000
Science and Technology		12,000	6,000
Initial Equity Grant—Stock Options(3)	390,000

(1)
All cash retainers are paid in advance in quarterly installments, subject to the director’s continued service on the board.

Non-employee directors are also reimbursed for reasonable travel and other expenses in connection with attending board and committee meetings.
(2)
The stock options and the RSUs vest one year from the grant date, subject to the director’s continued service with our Company. Each RSU entitles the director to one share of our common stock. In the event of a change of control or our liquidation or dissolution, 100% of the then unvested stock options and RSUs will immediately vest. Of the $260,000 target value, stock options consist of 75% ($195,000) and RSUs consist of 25% ($65,000).

(3)
The stock options vest monthly over a three-year period, subject to the director’s continued service on the board.

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Corporate Governance and Board Matters
DIRECTOR COMPENSATION TABLE
The following table sets forth a summary of the compensation earned by our non-employee directors for the year ended December 31, 2021. Dr. Andreas Wicki, a non-employee director, has elected not to receive any compensation for his service on our board. In addition, we do not compensate Mr. Stack, our chief executive officer and chairman, for his service on our board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Option Awards(1)(2) ($)	Total ($)
Laura Brege	86,000	64,983	195,024	346,007
Christopher Christie	50,000	64,983	195,024	310,007
Mark Froimson	71,000	64,983	195,024	331,007
Yvonne Greenstreet	65,000	64,983	195,024	325,007
Paul Hastings	101,500	64,983	195,024	361,507
Mark Kronenfeld	68,000	64,983	195,024	328,007
John Longenecker(3)	83,000	64,983	195,024	343,007
Gary Pace	62,000	64,983	195,024	322,007
Andreas Wicki	―	―	―	―

(1)
Represents the grant date fair value of stock option and RSU awards granted in 2020 computed in accordance with stock-based accounting rules (Financial Standards Accounting Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Stock Compensation). For information regarding assumptions underlying the valuation of equity awards, see Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. Our directors will only realize compensation to the extent (i) the fair value of our common stock is greater than the exercise price of such stock options and/or (ii) any of their RSUs vest.

The option grants referenced above vest as to 100% of the option shares on the first anniversary of the grant date, provided that the director remains in continuous service with the Company at the vesting date except Dr. Longenecker whose option grants referenced above were modified in March 2022 to vest as to 100% of the option shares on the date of the Annual Meeting.
The RSU grants referenced above vest as to 100% of the RSU shares on June 3, 2022, provided that the director remains in continuous service with the Company at the vesting date.
(2)
The aggregate number of stock option and RSU awards outstanding for each of our non-employee directors as of December 31, 2021, is as follows:

Name	Number of Vested Stock Options	Number of Unvested Stock Options	Number of Unvested RSUs
Laura Brege	45,846	7,626	1,066
Christopher Christie	51,303	13,669	1,066
Mark Froimson	29,301	7,626	1,066
Yvonne Greenstreet	53,846	7,626	1,066
Paul Hastings	45,846	7,626	1,066
Mark Kronenfeld	53,846	7,626	1,066
John Longenecker(3)	45,846	7,626	1,066
Gary Pace	82,846	7,626	1,066
Andreas Wicki	―	―	―

(3)
Dr. Longenecker was not renominated to stand for reelection at the Annual Meeting.

31 | investor.pacira.com

Audit Matters
PROPOSAL	Ratification of the Appointment of Independent Auditors
Our stockholders are being asked to ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint KPMG as our independent registered public accounting firm, however, the board believes that submitting the appointment of KPMG to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee and the board will reconsider whether to retain KPMG. If the appointment of KPMG is ratified, the audit committee or the board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its stockholders. A representative of KPMG is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions. KPMG has served as our independent registered public accounting firm since our fiscal year ended December 31, 2016.

The Board of Directors recommends voting FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
Annual Evaluation and Appointment of KPMG
The audit committee annually evaluates the performance of its independent registered public accounting firm, including the senior members of the audit engagement team, and determines whether to reengage the current independent auditors or consider other audit firms. Factors considered by the audit committee in deciding whether to retain include:
•
KPMG’s capabilities considering the complexity of our business, and the resulting demands placed on KPMG in terms of technical expertise and knowledge of our industry and business;

•
the quality and candor of KPMG’s communications with the audit committee and management;

•
KPMG’s independence;

•
the quality and efficiency of the services provided by KPMG, including input from management on KPMG’s performance and how effectively KPMG demonstrated its independent judgment, objectivity and professional skepticism;

•
external data on audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on KPMG and its peer firms; and

•
the appropriateness of KPMG’s fees, tenure as our independent auditor, including the benefits of a longer tenure, and the controls and processes in place that help ensure KPMG’s continued independence.

•
Based on this evaluation, the audit committee and the board believe that retaining KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022, is in the best interests of our Company and its stockholders.

The audit committee also oversees the process for, and ultimately approves, the appointment of our independent registered public accounting firm’s lead engagement partner at the five-year mandatory rotation period. Prior to the mandatory rotation period, at the audit committee’s instruction, KPMG will select candidates and provide qualifications to be considered for the lead engagement partner role,

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Audit Matters
who will then be interviewed by members of the audit committee and senior management. After considering the candidates and their qualifications recommended by KPMG, senior management and the audit committee will discuss the candidates and their relative qualifications. The audit committee will then discuss the candidates with the current lead engagement partner, interview the leading candidate, and ultimately approve the individual. The current KPMG lead engagement partner commenced service on our Company’s audit in 2021.

Auditor Fees
The following table summarizes the fees billed by KPMG for professional services rendered to us during fiscal years 2021 and 2020:
	Fiscal Year Ended December 31,
KPMG Fees	2021 ($)	2020 ($)
Audit fees(1)	1,375,263	1,176,110
Audit-related fees	―	―
Tax fees	―	―
All other fees	―	―
Total fees	1,375,263	1,176,110

(1)
Audit fees relate to professional services rendered in connection with the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, the review of the interim consolidated financial statements included in our Quarterly Reports on Form 10-Q, the audit of purchase accounting associated with the Flexion Acquisition in 2021, other services provided in connection with regulatory filings, including registration statements filed with the SEC.

Audit Committee Pre-Approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. Our audit committee has also delegated to the chairperson of our audit committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of our audit committee pursuant to this delegated authority is reported on at the next meeting of our audit committee.
All services performed by, and fees paid to, our independent registered public accounting firm during fiscal years 2021 and 2020 were pre-approved in accordance with the pre-approval policies and procedures described above.

33 | investor.pacira.com

Audit Matters
Report of the Audit Committee
The audit committee is appointed by the board to assist the board in fulfilling its oversight responsibilities with respect to:
(1)
the integrity of the Company’s consolidated financial statements and financial reporting process and systems of internal controls regarding finance, accounting and compliance with legal and regulatory requirements,

(2)
the qualifications, independence, and performance of the Company’s independent accountants,

(3)
the performance of the Company’s internal audit function,

(4)
the Company’s information technology and cybersecurity programs and

(5)
other matters as set forth in the charter of the audit committee approved by the board.

Management is responsible for the Company’s consolidated financial statements and the financial reporting process, including the systems of internal controls and disclosure controls and procedures. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the PCAOB and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent accountants the audited consolidated financial statements of Pacira for the fiscal year ended December 31, 2021. The audit committee also discussed with the independent accountants the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee received the written disclosures and the letter from the independent accountants required by the applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent accountants the independent accountants’ independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, that was filed with the SEC.
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF PACIRA BIOSCIENCES, INC.
Laura Brege, Chairperson
Mark Froimson
John Longenecker
Andreas Wicki

Pacira BioSciences, Inc. 2022 Proxy Statement | 34

Executive Officers
The following sets forth certain information with respect to the executive officers of the Company as of April 22, 2022.
Name	Age	Position
David Stack	71	Chief Executive Officer and Chairman
Max Reinhardt	51	President, Rest of World
Charles A. Reinhart, III	61	Chief Financial Officer
Kristen Williams	48	Chief Administrative Officer and Secretary
Roy Winston, MD	61	Chief Medical Officer
Jonathan Slonin, MD	47	Chief Clinical Officer
Dennis McLoughlin	56	Chief Customer Officer
Charles Laranjeira	56	Chief Technical Officer
Anthony Molloy	48	Chief Legal and Compliance Officer
DAVID STACK
AGE 71 CHIEF EXECUTIVE OFFICER since November 2007
See “Directors Continuing in Office” above for information regarding David Stack.

MAX REINHARDT
AGE 51 PRESIDENT, REST OF WORLD since June 2020

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
President, Rest of World (June 2020 to present)

•
President (June 2019 until June 2020)

—
DePuy Synthes Sales, Inc. (“DePuy Synthes”), part of the Johnson & Johnson Medical Devices Companies (“Johnson & Johnson”)

•
Vice President of Marketing (March 2016 to May 2019)

•
Worldwide President, DePuy Synthes Spine, leading the spine business through the first two years of integration (2012 to 2015)

•
Vice President, Worldwide Marketing of DePuy Spine, where he played a key role in the acquisition and integration of Synthes Spine (2011 to 2012)

•
Vice President of US Sales, DePuy Spine (2006 to 2011)

•
Director of Sales and Marketing, UK, DePuy Spine (2002 to 2006)

—
STERIS Corporation

•
National Sales Manager, UK (2001 to 2002)

—
Olympus KeyMed

•
served in sales leadership positions in the UK (1995 to 2001)

EDUCATION
•
MSc, University of Hull, England

•
HND, Distinction, Sparsholt College, England

35 | investor.pacira.com

Executive Officers
CHARLES A. REINHART, III
AGE 61 CHIEF FINANCIAL OFFICER since May 2016

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Financial Officer (May 2016 to present)

—
Covis Pharmaceuticals, Inc., a specialty pharmaceutical company

•
Chief Financial Officer (September 2014 to October 2015)

—
Archimedes Pharma Ltd., a specialty pharmaceutical company

•
Executive Vice President and Chief Financial Officer (September 2011 to August 2014)

—
PharmAthene, Inc., a biodefense company engaged in the development of next generation medical countermeasures against biological and chemical threats

•
Senior Vice President and Chief Financial Officer (2009 to 2011)

—
Millennium Pharmaceuticals, Inc.

•
Senior Vice President, Finance and Corporate Strategy (2007 to 2008)

—
Cephalon, Inc. and several early-stage life sciences companies

•
Vice President, Finance (2000 to 2007)

—
Mr. Reinhart previously held senior financial roles at several early-stage life sciences companies

BOARD SERVICE
•
Osiris Therapeutics, Inc. (Nasdaq: OSIR) (September 2018 to April 2019, when it was acquired)

EDUCATION
•
Certified Public Accountant (CPA)

•
MBA, The Wharton School of the University of Pennsylvania

•
BS, Lehigh University

KRISTEN WILLIAMS, JD
AGE 48 CHIEF ADMINISTRATIVE OFFICER AND SECRETARY since October 2014

CAREER HIGHLIGHTS
—
—
Pacira BioSciences, Inc.

•
Chief Administrative Officer and Secretary (October 2014 to present)

•
Vice President, General Counsel (March 2013 to October 2014)

•
Corporate Counsel (December 2011 to March 2013)

•
Legal Consultant (April 2011 to December 2011)

—
Bioenvision, Inc.

•
Vice President, Corporate Compliance and Assistant General Counsel (June 2004 to 2007, when it merged with Genzyme Corporation)

—
Paul Hastings LLP

•
Attorney, Corporate Law, in New York, where her practice encompassed all aspects of public and private mergers and acquisitions, corporate finance and securities law and compliance, with a core focus in the healthcare industry (September 1999 to June 2004)

EDUCATION
•
JD, University of Denver, College of Law

•
BS in Business Administration, Bucknell University

ROY WINSTON, MD
AGE 61 CHIEF MEDICAL OFFICER since July 2021

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Medical Officer (July 2021 to present)

•
Chief Clinical Officer (August 2018 to July 2021)

•
Senior Vice President, Anesthesia, Surgery and Medical Affairs (December 2017 to August 2018)

•
Vice President, Anesthesia and Surgical Services (August 2017 to December 2017)

—
LaserAway, a national aesthetic dermatology group

•
Founder and CEO (January 2005 to March 2007)

Chief Executive Officer and President, LaserAway Medical Corp., the management group of LaserAway (January 2005 to present)
EDUCATION
•
MD, the Icahn School of Medicine at Mount Sinai

•
BA, University of Pennsylvania

Pacira BioSciences, Inc. 2022 Proxy Statement | 36

Executive Officers
JONATHAN SLONIN, MD
AGE 47 CHIEF CLINICAL OFFICER since July 2021

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Clinical Officer, responsible for directing the company’s customer-facing medical operations, including Medical Affairs and Strategic Accounts (July 2021 to present)

•
Senior Vice President, Strategic Accounts (July 2020 to July 2021)

—
TeamHealth

•
Regional Medical Director for the Southeast, Anesthesia (November 2016 to July 2020)

—
Cleveland Clinic Martin Health System

•
Facility Medical Director and Chair of Anesthesiology (November 2013 to November 2016)

•
Anesthesiologist, Lawnwood Regional Medical Center (July 2005 to October 2008)

EDUCATION
•
MBA, George Washington University

•
Anesthesiology residency, University of Miami/Jackson Memorial Hospital, where he served as chief resident

•
MD, Johns Hopkins University

•
MD, University of Miami

•
BSc in Biomedical Engineering, University of Miami

DENNIS MCLOUGHLIN
AGE 56 CHIEF CUSTOMER OFFICER since June 2020

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Customer Officer (June 2020 to present)

•
Chief Commercial Officer (August 2018 to June 2020)

•
Senior Vice President, Alliance Management (June 2018 to August 2018)

•
Vice President, Alliance Management (May 2017 to June 2018)

•
Executive Director, Alliance Management (January 2017 to May 2017)

•
Area Sales Director (December 2013 to January 2017)

—
Remedy Group, a pharmaceutical life sciences company

•
President and Principal (November 2003 to January 2014)

EDUCATION
•
BS in Marketing, Saint Joseph’s University

CHARLES LARANJEIRA
AGE 56 CHIEF TECHNICAL OFFICER since December 2018

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Technical Officer (December 2018 to present)

•
Senior Vice President, Technical Operations (May 2017 to December 2018)

—
EPIRUS Biopharmaceuticals, Inc., a biopharmaceutical company

•
Vice President, Supply Operations (September 2015 to May 2016)

—
Cubist Pharmaceuticals, Inc., a biopharmaceutical company

•
Senior Vice President, Technical Operations (June 2011 to April 2015)

—
Bristol-Myers Squibb, a pharmaceutical company

•
Vice President, Drug Product Manufacturing, Latin America, Asia Pacific and Japan (July 2009 to February 2011)

EDUCATION
•
BS in Industrial Administration, the New Jersey Institute of Technology

37 | investor.pacira.com

Executive Officers
ANTHONY MOLLOY
AGE 48 CHIEF LEGAL AND COMPLIANCE OFFICER since December 2021

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Legal and Compliance Officer (December 2021 to Present)

•
Senior Vice President, General Counsel and Deputy Compliance Officer (March 2021 to December 2021)

•
Vice President, General Counsel and Deputy Compliance Officer (December 2017 to March 2021)

•
Executive Director, Deputy General Counsel, and Deputy Compliance Officer (December 2016 to December 2017)

•
Senior Director, Deputy General Counsel (July 2015 to December 2016)

•
Director, Associate General Counsel (December 2013 to July 2015)

—
Patton Boggs

•
Associate (April 2006—November 2013)

EDUCATION
•
BA in Chemistry from the State University of New York at Geneseo

•
BS in Chemical Engineering from the State University of New York Buffalo

•
MS in Technology Management from Stevens Institute of Technology

•
JD from Rutgers Law School—Newark

There are no family relationships among any of our directors or executive officers.
Pacira BioSciences, Inc. 2022 Proxy Statement | 38

Executive Compensation
PROPOSAL	Advisory Vote to Approve Executive Compensation
As required by Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say on pay” proposal, gives stockholders the opportunity to approve or reject our executive pay program through the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers of Pacira BioSciences, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and related narrative discussion in the Company’s 2021 proxy statement.”
We currently conduct the say on pay advisory vote annually, with the next vote following this year’s vote occurring at the 2022 annual meeting of stockholders. The say on pay vote is advisory and therefore will not be binding on the compensation committee, the board or the Company. However, the compensation committee and board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Please read the “Executive Compensation” section of this proxy statement before determining how to vote on this proposal. As discussed in more detail in the “Compensation Discussion and Analysis” section, which includes our 2021 performance highlights, the primary objectives of our executive compensation program are to:
•
increase stockholder value by attracting and retaining talented executives,

•
rewarding performance that meets or exceeds our established goals, and

•
aligning the interests of our executives with those of our stockholders.

Our compensation committee, which was advised by an independent compensation consultant, aims to reward our named executive officers for performance and align their interests with those of our shareholders.

The Board of Directors recommends voting FOR the advisory vote to approve the compensation of our named executive officers.
39 | investor.pacira.com

Executive Compensation
PROPOSAL	Approval of the Amended and Restated 2014 Employee Stock Purchase Plan
The 2014 Employee Stock Purchase Plan was approved by shareholders on June 3, 2014. On March 1, 2022, an amendment and restatement of the 2014 Employee Stock Purchase Plan (“A&R 2014 ESPP”) was adopted by our board of directors, upon recommendation of the compensation committee, subject to stockholder approval, to make certain administrative updates and to increase the number of shares of our common stock authorized for issuance by 500,000 newly reserved shares, resulting in an aggregate share authorization of up to 1,000,000 shares, of which the 500,000 newly reserved shares plus the remaining share pool of 90,951 (as of March 31, 2022) would be available for issuance, as described below.
The A&R 2014 ESPP is an employee benefit program that enables qualified employees of the Company and its designated subsidiaries to purchase shares of our common stock through payroll deductions. The purposes of the A&R 2014 ESPP are to assist our qualified employees in acquiring a stock ownership interest in us and to encourage them to remain in our employ. The A&R 2014 ESPP is intended to qualify for favorable federal income tax treatment under Section 423 of the Internal Revenue Code (the “Code”).
Our board of directors believes that the A&R 2014 ESPP provides a valuable opportunity for employees to acquire an ownership interest in the Company and provides stockholder value by aligning employee and stockholder interests.
The proposed A&R 2014 ESPP is attached to this proxy statement as Appendix A to this proxy statement and is incorporated herein by reference. The following description of the A&R 2014 ESPP is a summary of certain important provisions and does not purport to be a complete description of the A&R 2014 ESPP. Please see Appendix A for more detailed information.

The Board of Directors recommends voting FOR the Approval of the Amended and Restated 2014 Employee Stock Purchase Plan.
Pacira BioSciences, Inc. 2022 Proxy Statement | 40

Executive Compensation
Description of the A&R 2014 ESPP
SHARES SUBJECT TO THE PLAN
There are 1,000,000 shares of our common stock authorized for issuance under the A&R 2014 ESPP, subject to adjustments for stock splits and similar events. Common stock issued under the A&R
2014 ESPP may be either authorized and unissued shares or shares now held or subsequently acquired by us as treasury shares.

ADMINISTRATION
The A&R 2014 ESPP may be administered by our board of directors, the compensation committee of our board of directors, or any Company group or executive officer designated by our board of directors or the compensation committee (the “Plan Administrator”), except for those items expressly reserved to our board of directors or the compensation committee under the A&R 2014 ESPP. The Plan Administrator will have the authority to administer and interpret the A&R 2014 ESPP and to make such rules and regulations as it deems necessary to administer the A&R 2014 ESPP, so long as such administration, interpretation or application with respect to purchases under the A&R 2014 ESPP corresponds with the requirements of Section 423 of the Code. Our board of directors or the compensation committee may adopt rules, procedures or sub-plans that do not comply with the requirements of Section 423 of the Code but that are designed to achieve tax, securities laws or other objectives for purposes of employees working for designated subsidiaries outside the United States.

ELIGIBLE EMPLOYEES
To participate in the A&R 2014 ESPP, an employee must:
(i)
have worked for the Company or any designated subsidiary for at least 30 days,

(ii)
customarily work more than twenty hours per week, and

(iii)
customarily work for more than five months in any calendar year, unless the Plan Administrator, in its discretion, increases or decreases the above eligibility requirements within the limits of Section 423 of the Code.

An employee is not eligible to participate or continue participation in the A&R 2014 ESPP if the employee owns or will own, as a result of such participation, shares possessing 5% or more of the total combined voting power or value of all classes of our stock or of any related corporation. Non-employee directors are not eligible to participate in the A&R 2014 ESPP. As of March 31, 2022, approximately 695 of our employees are expected to be eligible to participate in the A&R 2014 ESPP.
For purposes of the A&R 2014 ESPP, “designated subsidiary” includes all of our domestic subsidiaries. Our board of directors or the compensation committee, in its discretion, can designate other subsidiaries as eligible to participate in the A&R 2014 ESPP.

STOCK PURCHASES
The A&R 2014 ESPP is divided into consecutive six-month offering periods that begin on January 1 and July 1 each year and end, respectively, on June 30 and December 31. Subject to the limitations set forth in the A&R 2014 ESPP, our board of directors or the compensation committee has the authority to establish offering periods of alternative lengths and to establish different commencing and ending dates for such offering periods. During each offering period, participating employees accumulate funds in an account used to buy shares of our common stock through payroll deductions at a rate of not less than $50 nor more than 50% of such participant’s eligible compensation during each payroll period in the offering period.
At the end of each offering period, the purchase price is determined and the participating employees’ accumulated funds are used to purchase the appropriate number of shares of our common stock. Under the A&R 2014 ESPP, no participant may purchase more than $25,000 worth of our common stock (based on the fair market value of our common stock on the first day of an offering period) during any calendar year.

41 | investor.pacira.com

Executive Compensation
PURCHASE PRICE
The purchase price per share of our common stock under the A&R 2014 ESPP will be 85% of the lesser of  (i) the fair market value of our common stock on the first day of an offering period and (ii) the fair market value of our common stock on the last day of an offering period, unless our board of directors or the compensation committee establishes a higher percentage for a future offering period. For purposes of the A&R 2014 ESPP, “fair market value” means the closing price of our common stock for such day. On March 31, 2022, the closing price of our common stock as reported on the Nasdaq Global Select Market was $76.32.

EFFECT OF TERMINATION OF EMPLOYMENT
A participant is not eligible to continue his or her participation in the A&R 2014 ESPP in the event of termination of employment for any reason. In such event, the balance in the participant’s account will be paid to the participant or to his or her estate. Neither payroll deductions credited to a participant’s account nor any rights with regard to the purchase of shares under the A&R 2014 ESPP may be assigned, transferred, pledged or otherwise disposed of in any way by a participant, other than by will or the laws of descent and distribution.

EFFECT OF CERTAIN CORPORATE EVENTS
In the event of certain mergers, consolidations or acquisition by another corporation of all or substantially all of our assets or a dissolution or liquidation of us, the last day of the offering period during which a participant may purchase stock will be the business day immediately preceding the effective date of such event, unless our board of directors or the compensation committee provide for the assumption or substitution of the rights to purchase shares under the A&R 2014 ESPP in a manner complying with Section 423 of the Code.
In the event that a stock dividend, stock split, spin off, combination or similar events other than a normal cash dividend, results in (a) the outstanding shares of our common stock, or any securities exchanged therefor, being exchanged for a different number or class of our securities or (b) new, different or additional securities of ours or of any other corporation being received by the holders of shares of our common stock, then (subject to any required action by our stockholders), our board of directors or the compensation committee, in its sole discretion, will make equitable adjustments in the maximum number and kind of securities subject to the A&R 2014 ESPP and the number and kind of securities that are subject to any outstanding purchase and the per share price of such securities.

AMENDMENT OF THE A&R 2014 ESPP
Our board of directors or the compensation committee has the power to amend the A&R 2014 ESPP, provided that, to the extent required by Section 423 of the Code or any applicable law or regulation, any amendment that would increase the number of shares available under the A&R 2014
ESPP, modify the class of employees eligible to participate in the A&R 2014 ESPP or otherwise require stockholder approval must be approved by our stockholders. Our board of directors may suspend or terminate the A&R 2014 ESPP at any time.

TERM OF THE PLAN
The A&R 2014 ESPP will continue in effect until June 7, 2032, unless sooner terminated by our board of directors.
Pacira BioSciences, Inc. 2022 Proxy Statement | 42

Executive Compensation
U.S. Federal Income Tax Consequences
The following is a summary of the U.S. federal income tax consequences that generally will apply to us and participating employees in the United States in connection with the A&R 2014 ESPP. This summary is based on the U.S. federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. This tax information is general in nature and does not address all aspects of U.S. federal tax laws that may be relevant to us or to participating employees in the A&R 2014 ESPP. We intend, and this summary assumes, that the A&R 2014 ESPP will qualify as an “employee stock purchase plan” under Section 423 of the Code.
The amounts deducted from a participating employee’s compensation pursuant to the A&R 2014 ESPP will be included in the participating employee’s compensation and will be subject to federal income and employment tax. No additional income will be recognized by the participating employee either at the beginning of the offering period or when the participating employee purchases shares of our common stock pursuant to the A&R 2014 ESPP.
The required holding period for favorable federal income tax treatment upon disposition of our common stock acquired under the A&R 2014 ESPP is the later of  (i) two years after the first day of the offering period to which the shares of our common stock relate (i.e., the grant date), and (ii) one year after the date on which the shares of common stock were acquired under the A&R 2014 ESPP. When our common stock is disposed of after the requisite period, or after the participating employee’s death if the participating employee dies while holding our common stock (a “qualifying disposition”), the participating employee (or in the case of death the participating employee’s estate) recognizes ordinary income to the extent of the lesser of  (a) the excess of the fair market value of the shares of our common stock on the first trading day of the offering period over the purchase price of the share of our common stock, or (b) the excess of fair market value of the shares of our common stock at the time of such disposition over the purchase price of the shares of our common stock. The purchase price is generally equal to 85% of the lesser of the fair market value of our common stock on the first day of the offering period and the fair market value of our common stock on the last day of the offering period. Any further gain recognized on a qualifying disposition will be long-term capital gain. If the sale price is less than the purchase price, then the participating employee will not recognize ordinary income, and any loss recognized by the employee generally will be a long-term capital loss.
When an employee sells or disposes of our common stock acquired under the A&R 2014 ESPP (including by way of most gifts) before the expiration of the required holding period (a “disqualifying disposition”), the employee will recognize ordinary income in the year of the disqualifying disposition to the extent of the difference between the purchase price of the shares of our common stock and the fair market value of the shares of our common stock on the last day of an offering period, regardless of the price at which our common stock is sold. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the participating employee held the shares more than one year. If the sale price is less than the fair market value of our common stock at the date of exercise, then the participating employee will recognize a capital loss equal to such difference.
Even though a participating employee must treat part of his or her gain on a qualifying disposition of our common stock acquired under the A&R 2014 ESPP as ordinary income, the Company may not take a deduction for this amount. However, if a participating employee makes a disqualifying disposition of our common stock acquired under the A&R 2014 ESPP, the amount of ordinary income recognized by the participating employee generally qualifies as a deduction for the Company for the taxable year in which the disqualifying disposition occurs, subject to any limitations imposed under the Code.

Plan Benefits
Because participation in the A&R 2014 ESPP is entirely within the discretion of the eligible employees, a new plan benefits table, as described in the federal proxy rules, is not provided. Because we cannot predict the participation levels by employees, the rate of employee contributions or the eventual purchase price under the A&R 2014 ESPP, it is not possible to determine the value of benefits that may be obtained by executive officers and other employees under the A&R 2014 ESPP. Executive officers and employee directors may benefit from participating in the A&R 2014 ESPP but will not receive any benefits that are not otherwise available to all other participants. Non-employee directors are not eligible to participate in the A&R 2014 ESPP.

43 | investor.pacira.com

Executive Compensation
Compensation Discussion and Analysis

44	COMPENSATION DISCUSSION AND ANALYSIS
44	I. Executive Summary
45	2021 Company Performance
46	Executive Compensation Highlights
48	Stockholder Outreach
48	Compensation Governance Highlights
48	2021 Say-on-Pay Vote
49	II. Executive Compensation Philosophy and Objectives
49	III. Role of Compensation Committee, Management and Compensation Consultant
50	IV. Peer Group
51	V. Elements of Our Executive Compensation Program
51	Base Salaries
52	Annual Incentive Bonuses
52	Cash LTIP Targets and Earned Awards
56	Equity Incentive Awards
57	VI. Other Compensation Policies and Practices
57	Other Employment Benefits
57	Severance and Change of Control Arrangements
57	Clawback Policy
25	Anti-Hedging and Anti-Pledging Policy
58	Tax Considerations
58	Accounting Considerations

▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
This Compensation Discussion and Analysis provides information about our executive compensation program as it relates to the following
“named executive officers” whose compensation information is presented in the tables and accompanying narratives following this discussion:

David Stack	Charles A. Reinhart, III	Max Reinhardt	Roy Winston, MD	Jonathan Slonin, MD
Chief Executive Officer (CEO) and Chairman	Chief Financial Officer	President, Rest of World	Chief Medical Officer	Chief Clinical Officer

I.
EXECUTIVE SUMMARY

The primary objective of our executive compensation program is to attract and retain superior executive talent by providing competitive incentives to reward our executives for performance and aligning executive interests with those of our stockholders and the long-term strategic goals and objectives approved by our board.

Our compensation program is made up of the following direct compensation elements:
		Element	Purpose
FIXED	Short- Term	BASE SALARY
•
To attract and retain executives with the knowledge, skills, and abilities necessary to successfully execute their job responsibilities by offering fixed compensation that is competitive with market opportunities and that recognizes each executive’s position, role, responsibility and experience.

VARIABLE		ANNUAL CASH INCENTIVE	• To motivate and reward the achievement of our annual performance.
	Long- Term	CASH LTIP
•
To motivate and reward the achievement of our annual performance in key metrics that are aligned with shareholder value creation and to promote the long-term retention of our executives and key management personnel.

EQUITY AWARDS
•
To align executives’ interests with the interests of stockholders through equity-based compensation to ensure focus on long-term value creation and the Company’s strategic objectives, and to promote the long-term retention of our executives and key management personnel.

Pacira BioSciences, Inc. 2022 Proxy Statement | 44

Executive Compensation

2021 Company Performance
$541.5m Record Revenues	$45.9m Net Income	$0.92/share Diluted EPS	$125.7m Cash Provided By Operations
26% year-over-year increase	2nd consecutive year with net income	2nd consecutive year with positive diluted EPS	$48.7m year-over-year increase
•
In November 2021, we completed the Flexion Acquisition and added ZILRETTA to our commercial offering.

•
In 2021, we reported record total revenues, driven by EXPAREL net product sales of $506.5 million and ioveraº net product sales of $16.2 million. ZILRETTA net product sales were $12.7 million from the Flexion Acquisition date of November 18, 2021 through December 31, 2021.

•
In March 2021, the FDA approved the submission of our sNDA seeking expansion of the EXPAREL label to include use in patients 6 years of age and older for single-dose infiltration to produce postsurgical local analgesia. With this approval, EXPAREL is the first and only FDA approved long-acting local analgesic for the pediatric population as young as age six.

•
In June 2021, the United States Patent and Trademark Office (“USPTO”) issued U.S. Patent No. 11,033,495 related to EXPAREL. The patent, “Manufacturing of Bupivacaine Multivesicular Liposomes,” claims composition of EXPAREL prepared by an improved manufacturing process and will have an expiration date of January 22, 2041. In July 2021, we submitted this patent for listing in the FDA’s “Approved Drug Products with Therapeutic Equivalence Evaluations” (the Orange Book) after the FDA approved this enhanced manufacturing process for EXPAREL, which is housed at a custom facility in Swindon, England under a partnership with Thermo Fisher Scientific Pharma Services.

•
In June 2021, we entered into a distribution agreement with Eurofarma Laboratories S.A. (“Eurofarma”) for the development and commercialization of EXPAREL in Latin America. Under the terms of the agreement, Eurofarma obtained the exclusive right to market and distribute EXPAREL in 19 countries in Latin America, including Argentina, Brazil, Colombia, and Mexico. In addition, Eurofarma will be responsible for regulatory filings for EXPAREL in these countries.

•
In September 2021, we announced that we successfully completed process validation on our custom 200-liter manufacturing suite in Swindon, England, and that commercial production of EXPAREL is underway at this suite. The suite was developed under a partnership with Thermo Fisher Scientific Pharma Services.

•
In October 2021, we received four Notices of Allowance from the USPTO for four EXPAREL patents that have been examined and will issue. Two patents claim chemical composition of EXPAREL and two claim product-by-process. After issuance, we will submit these patents for listing in the FDA Approved Drug Products with Therapeutic Equivalence Evaluations (the “Orange Book”). After listing, the Orange Book would have a total of six EXPAREL patents each with an expiration date of January 22, 2041.

•
In December 2021, we closed on a $375.0 million Term Loan. Proceeds were used to replenish a portion of our funds that were used to pay the purchase price and transaction costs of the Flexion Acquisition and related transactions.

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The following chart highlights the growth of quarterly EXPAREL revenue for the last three years:
Quarterly EXPAREL Sales 2019-2021 ($ in millions)

$140
$120
$100
$80
$60
$40
$20
$-
$90.6
$98.9
$101.5
$116.9
$101.3
$73.0
$113.7
$125.3
$114.7
$130.1
$121.9
$139.9
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21

Note:   The impact of the COVID-19 pandemic on EXPAREL revenues began in mid-March 2020.

Executive Compensation Highlights
We believe that our executive compensation program is well-structured to support our business objectives, and we also believe that our compensation programs and policies reflect an overall pay-for-performance philosophy that is closely aligned with the long-term interests of our stockholders. We believe the following key factors should be considered when reviewing the compensation of our named executive officers.
CEO COMPENSATION
Mr. Stack’s 2021 total compensation is aligned with the compensation committee’s philosophy that Mr. Stack’s cash compensation approximates the midpoint of the 50th and 75th percentile of our peer group and his equity compensation approximates the 50th percentile of our peer group. Mr. Stack’s total 2021 compensation was at the competitive 75th percentile of our peer group which reflects outstanding performance and retention considerations. The compensation committee also approved a 3% merit increase in Mr. Stack’s base salary for 2021. The increase in salary considered the competitive market data, as well as performance.
Mr. Stack’s annual incentive payment of 106% of target reflects our achievement of our operational and financial goals for 2021, including record EXPAREL sales, EXPAREL clinical, regulatory, development and manufacturing goals and product pipeline and financial metrics. In addition, the compensation committee believes Mr. Stack was instrumental in completing the Flexion Acquisition in November 2021. Mr. Stack earned 71.7% of his 2021 cash LTIP target award, payable upon Mr. Stack’s continued service at the completion of a three-year vesting period concluding December 31, 2024. The ultimate value of equity grants is dependent on our stock price and reflects the compensation committee’s attempt to further incent Mr. Stack and align his compensation with the long-term interests of our stockholders, while providing a strong retention tool. Mr. Stack’s total 2021 compensation was at approximately the 75th percentile of our peer group as a result. The compensation committee evaluates the compensation of our CEO holistically, which considers the appropriate mix of base salary, annual incentive bonuses, cash LTIP targets, and equity awards.

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2021 CEO Compensation Components
OVERALL REASONABLE EXECUTIVE COMPENSATION PROGRAM
The compensation committee targets total cash compensation at the midpoint of the 50th and 75th percentile of our peer group and equity award values at the 50th percentile of our peer group, subject to adjustments that account for performance, tenure, organizational criticality, and internal equity considerations. Our annual incentive bonus opportunity is contingent on our financial and business performance and in 2021 paid out at 100% of target for all named executive officers (other than Mr. Stack as discussed above and Dr. Slonin, whose payout was prorated based on his partial year service as Senior Vice President, Strategic Accounts prior to his promotion to Chief Clinical Officer, as discussed below), reflecting achievement of all of our EXPAREL and other financial and operational objectives, including the completion of the Flexion Acquisition in November 2021. In 2021, the compensation committee granted our chief executive officer an approximate equity mix of 75% stock options and 25% RSUs and our other named executive officers an equity mix of approximately 50% stock options and 50% RSUs to help manage burn rate considerations. The ultimate value of equity grants is dependent on our stock price on the date of grant and reflects the compensation committee’s attempt to further incent and align the long-term interests of our executives with those of our stockholders, while providing a strong retention tool. Additionally, the LTIP is intended to (i) motivate and reward participants to drive shareholder value by achieving certain performance goals and (ii) further enhance retention. The LTIP provides cash awards to participants based on the achievement of certain performance goals during each applicable performance period from January 1 through December 31 of each calendar year, with the potential award amount ranging from 0% to 225% of the target cash award. Following achievement of the performance goals, the LTIP awards will vest in full after a three-year vesting period, subject to the participant’s continued employment, except in the case of death or disability during the vesting period, or unless otherwise approved by the board or the compensation committee. Payment of any earned awards will occur within 60 days following the end of the three-year vesting period, subject to the employee's continued employment on such date. The compensation committee evaluates the compensation of our named executive officers holistically, which considers the appropriate mix of base salary, annual incentive bonuses, cash LTIP targets, and equity awards.
For 2021, the following graph illustrates the targeted mix of compensation for our chief executive officer and the average of our other named executive officers:

Total Target Compensation Mix
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Stockholder Outreach
Adoption of Performance-Driven LTIP Based on Stockholder Feedback, Effective January 1, 2021

In December 2020, based on prior feedback from key stockholders, the compensation committee adopted a new cash long-term incentive plan (the “LTIP”) for 2021, focused on pre-determined, objective performance goals rather than our current, more discretionary structure. Awards are earned based on achievement of net revenues and adjusted EBITDA goals, with a relative total shareholder return modifier. The performance period for these metrics is one year, with an additional three years of time-vesting needed to earn the awards.

The compensation committee adopted the LTIP to:
•
better align Company performance with executive compensation,

•
enhance retention, and

•
motivate performance in key goals that are closely aligned with shareholder value creation.

The first performance period began on January 1, 2021. See “Compensation Tables—Cash Long-Term Incentive Plan” for more details.’

Compensation Governance Highlights
In order to further align the long-term interests of management with those of our stockholders and align our compensation program with best practices, the compensation committee has established the following policies and practices:

Things We Do	Things We Don’t Do

Independent Compensation Committee that approves all compensation for our named executive officers

Independent compensation consultant

Annual Say-on-Pay vote

Reasonable “double trigger” change of control benefits triggered upon a change of control followed by termination of the executive without cause or resignation for good reason

Compensation Committee assesses compensation practices to eliminate excessive risk

Pay-for-performance philosophy

Active stockholder engagement on compensation topics

No excise tax gross-ups in the event of a change of control

No pensions or any other enhanced benefit programs beyond those typically available to all employees.

Limited perquisites

No hedging or pledging of company stock

No option repricing

No “evergreen” provisions in our equity compensation plans to increase shares available for issuance as equity awards

2021 Say-on-Pay Vote
At our annual meeting of stockholders in June 2021, we held an advisory stockholder vote to approve the compensation of our named executive officers, which we refer to as say-on-pay. The compensation of our named executive officers reported in our 2021 proxy statement was approved by almost 90% of the votes cast at the 2021 annual meeting of stockholders.

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The compensation committee believes this affirms our stockholders’ support of our approach to executive compensation, and, as a result, the compensation committee did not make any significant changes to our executive compensation program in 2021. The compensation committee will continue to consider the outcome of our say-on-pay votes and feedback from stockholders when making future compensation decisions for our named executive officers.

II.
EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

Our primary objective with respect to executive compensation is to attract, retain and motivate superior executive talent with the skills and experience to successfully execute our business strategy. Our executive compensation program is designed to:

1	2	3	4
Provide competitive incentives that reward the achievement of performance goals that are designed to directly correlate to the enhancement of stockholder value
Align the interests of our executives with those of our stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of increasing long-term stockholder value
		Provide long-term incentives that promote executive retention	Align our executives with the long-term strategic goals and objectives approved by our board
To achieve these objectives, our executive compensation program ties a significant portion of each named executive officer’s overall compensation to key pre-determined, objective corporate financial goals and to individual performance and goals. We have also historically provided a portion of our executive compensation in the form of equity awards that vest over time, which we believe helps to retain our named executive officers and aligns their interests with those of our stockholders by allowing them to participate in our long-term performance as reflected in the trading price of our common stock.

III.
ROLE OF COMPENSATION COMMITTEE, MANAGEMENT AND COMPENSATION CONSULTANT

Our compensation committee makes all compensation decisions regarding our named executive officers. Our compensation committee is charged with, among other things, the responsibility of reviewing our named executive officer compensation policies and practices to ensure adherence to our compensation philosophy and objectives and that the total compensation paid to our named executive officers is consistent with our performance, fair, reasonable, and competitive with companies within our industry.
Our chief executive officer annually reviews the performance of each of our named executive officers, other than himself, and, based on these reviews, makes recommendations to our compensation committee regarding salary adjustments, annual incentive bonus payments and equity incentive awards for such named executive officers. The compensation committee believes it is valuable to consider the recommendations of our chief executive officer with respect to these matters because, given his knowledge of our operations and the day-to-day responsibilities of our named executive officers, he is in a unique position to provide the compensation committee with perspective into the performance of our executive officers in light of our business at a given point in time.
While the compensation committee considers the chief executive officer’s reviews and recommendations, the compensation committee

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decides the compensation of our named executive officers and also considers, among other things, company and individual performance, peer group data and recommendations from Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), the compensation committee’s independent compensation consultant, as further described below.
As part of the 2021 compensation process, our compensation committee retained Aon’s Human Capital Solutions Practice, a division of Aon plc (“Aon”), as its independent compensation consultant. Aon has served in this capacity since 2011. Aon provided advisory services with respect to executive and equity compensation and a competitive assessment of compensation for non-executives and sales personnel, in each case, as directed by the compensation committee. Aon provides additional services to management in the areas of non-executive compensation (including deferred compensation), with all activities being reviewed and approved by the chair of the compensation committee before any services are provided. Prior to engaging Aon, our compensation committee considered the independence of Aon in accordance with the terms of the compensation committee’s charter and applicable regulations mandated by Nasdaq and the SEC. After conducting this assessment, our compensation committee did not identify any conflicts of interest with respect to Aon and concluded that Aon was independent.
The compensation committee took the results of Aon’s comparative analyses of our peer group (as described below), as well as the considerations provided by Aon with respect to components and levels of compensation for our named executive officers, under advisement and as a reference point in determining competitive market practice in our industry. The compensation committee considered the assessment of peer group market compensation, historical compensation levels, subjective assessments of individual performance and worth and other subjective factors in establishing and approving the various elements of our executive compensation program for 2021.

IV.
PEER GROUP

For 2021, our compensation committee identified certain peer group data with the assistance of Aon. Our peer companies are selected from publicly-traded pharmaceutical and biotechnology companies based in the U.S. and then further refined to more closely align with us based on:
•
revenue,

•
market capitalization, and

•
employee headcount.

The compensation committee also takes into consideration:
•
stage of development,

•
growth in revenue and stock price

At the time the peer group was approved by the compensation committee, our market capitalization was positioned at approximately the 36th percentile of our peer group, and our annual revenue was positioned at approximately the 60th percentile of our peer group. The compensation committee believes that the companies selected to our peer group are broadly comparable to us and represent our labor market for talent for key leadership positions. Our compensation committee annually reviews our peer group with Aon to determine if adjustments are necessary to ensure that it continues to be relevant or if additional peer companies or groups are necessary to provide appropriate information on market practices and compensation levels. The compensation committee, based on analysis and recommendations from Aon, approved our peer group in October 2020.

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Our peer group for 2021 compensation purposes was as follows:
• ACADIA Pharmaceuticals, Inc.	• Emergent BioSolutions Inc.	• PTC Therapeutics, Inc.
• Agios Pharmaceuticals, Inc.	• Exelixis, Inc.	• Repligen, Inc.
• Alkermes plc	• Halozyme Therapeutics, Inc.	• Retrophin Corporation
• Amicus Therapeutics, Inc.	• Intercept Pharmaceuticals, Inc.	• Supernus Pharmaceuticals, Inc.
• Coherus BioSciences, Inc.	• Ionis Pharmaceuticals, Inc.	• Ultragenyx Pharmaceutical, Inc.
• Corcept Therapeutics Inc.	• Ironwood Pharmaceuticals, Inc.	• United Therapeutics Corporation
• Collegium Pharmaceutical, Inc.	• Nektar Therapeutics, Inc.
For 2021, the compensation committee removed Alnylam Pharmaceuticals, Inc, AMAG Pharmaceuticals, Inc., Eagle Pharmaceuticals, Inc., Horizon Therapeutics plc, Momenta Pharmaceuticals, Inc., TESARO, Inc., and Vanda Pharmaceuticals, Inc. due to either being acquired or significantly outside the peer group criterion, and added ACADIA Pharmaceuticals, Inc., Agios Pharmaceuticals, Inc., Amicus Therapeutics, Inc., Coherus BioSciences, Inc., Collegium Pharmaceutical, Inc., PTC Therapeutics, Inc., and Ultragenyx Pharmaceutical, Inc., due to being aligned to most or all the peer criterion and being potential executive talent competitors
V.
ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

The primary elements of our executive compensation program are:
BASE SALARIES
ANNUAL INCENTIVE BONUSES
CASH LTIP
EQUITY INCENTIVE AWARDS

Base Salaries
We use competitive base salaries to attract and retain qualified executives with the knowledge, skills and abilities necessary to successfully execute their job responsibilities to help us achieve our growth and performance goals. Base salaries are intended to recognize a named executive officer’s immediate contribution to our organization, as well as his or her experience, knowledge and responsibilities.
Our compensation committee annually evaluates adjustments to named executive officer base salary levels, including:
•
recommendations from our chief executive officer (for named executive officers other than himself);

•
the named executive officer’s skills and experience;

•
the particular importance of the named executive officer’s position to us;

•
the named executive officer’s individual performance;

•
the named executive officer’s growth in his or her position; and

•
the results of Aon’s comparative assessment regarding base salaries for comparable positions at peer companies.

After considering the above factors, in January 2021, our compensation committee approved merit increases to the 2021 base salary for each of our then named executive officers. The 2021 base salaries of our named executive officers are below:
Named Executive Officer	2021 Base Salary ($)	Increase over 2020 Base Salary
David Stack	883,600	3.0%
Charles A. Reinhart, III	460,400	3.0%
Max Reinhardt	551,100	3.0%
Roy Winston	515,000	3.0%
Jonathan Slonin (1)	450,000	N/A

(1)
Dr. Slonin was promoted to Chief Clinical Officer in July 2021 and received an increase in connection his promotion at that time.

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Annual Incentive Bonuses
The compensation committee believes that annual incentive bonuses that are awarded to our named executive officers based on Company and individual performance goals that provide our named executive officers additional incentive to outperform our financial goals, increase stockholder value and ensure that we attract and retain talented named executive officers. Each year, the compensation committee establishes a target annual incentive award for each named executive officer expressed as a percentage of the executive’s base salary, based on results of Aon’s comparative assessment regarding annual incentive award targets for comparable positions at peer companies, the estimated contribution and responsibility of the individual named executive officer and market practices.
These annual incentive bonuses are short-term and variable in nature and are separate from amounts earned under the LTIP, as discussed below.
2021 ANNUAL INCENTIVE BONUS TARGETS AND PAYOUTS
For 2021, the targets for our named executive officers and actual payouts were as follows:
	2021 Annual Incentive Bonus (as a Percentage of Base Salary)
Named Executive Officer	Target	Actual Payment(1)
David Stack	80%	85%
Charles A. Reinhart, III	50%	50%
Max Reinhardt	50%	50%
Roy Winston	50%	50%
Jonathan Slonin(2)	50%	47%

(1)
The corresponding amounts earned for the 2021 Annual Incentive Bonus are included in the “Bonus” column of the Summary Compensation Table which can be found on page 59.

(2)
Dr. Slonin was promoted to Chief Clinical Officer in July 2021 and, as a result, his 2021 bonus was prorated based on his partial year service as Senior Vice President, Strategic Accounts prior to that time.

Our compensation committee assesses the achievement of corporate and individual goals and performance at the end of each fiscal year to determine, on a discretionary basis, the appropriate bonus for each named executive officer. For example, in 2021, the compensation committee awarded Mr. Stack an annual incentive bonus in excess of his target as he was instrumental in completing the Flexion Acquisition in
November 2021. In addition to financial goals, other factors considered in determining performance include corporate goals related to manufacturing, clinical, regulatory, marketing, and business development, among others. The compensation committee also has the authority to award discretionary cash bonuses to our executive officers in the event of extraordinary short-term efforts and achievements.
2021 CASH LTIP TARGETS AND EARNED AWARDS
The purpose of the LTIP is to provide select employees of the Company and its subsidiaries (including our CEO and named executive officers) the opportunity to receive long-term cash incentive awards. The LTIP is intended to (i) motivate and reward participants for creating maximum stockholder value by achieving certain objective, pre-determined performance goals, including relative shareholder return and (ii) enhance executive retention in a highly competitive talent market. The compensation committee believes that an annual cash incentive plan that offers significant awards to our named executive officers for meeting or exceeding Company performance goals provides our named executive officers additional incentive to meet or exceed our strategic Company goals and ensures that we attract and retain talented named executive officers. Notably, the LTIP differs from the annual incentive bonus opportunity in that the metrics are objective, the relative shareholder return further aligns our executives with shareholders, and there is an added retention element (an additional three-year vesting period after the performance year) that does not exist with the annual incentive bonus opportunity. The annual incentive bonus opportunity also features discretionary aspects, including other corporate and individual goals which are both qualitative and quantitative in nature. Further, unlike the annual incentive bonus opportunity, individual performance in a given year does not factor into the LTIP results.
The LTIP provides cash awards to participants based on the achievement of certain performance goals during each applicable performance period from January 1 through December 31 of each calendar year, with the potential award amount ranging from 0% to 225% of the target cash award. The two financial metrics of net revenue and adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) are intended to drive topline growth and increased profitability, respectively. The result is then multiplied by a

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relative total stockholder return modifier, as further explained below. Following achievement of the performance goals, the LTIP awards will vest in full after a three-year vesting period, subject to the participant’s continued employment, except in the case of death or disability during the vesting period, or unless otherwise approved by the board or the compensation committee. Payment of any earned awards will occur within 60 days following the end of the three-year vesting period, subject to the employee’s continued employment on such date.
Awards earned under the LTIP are separate from those earned under our annual incentive bonus program.
For 2021, the cash LTIP targets for our named executive officers were as follows:
Named Executive Officer	2021 LTIP Target (as a percentage of base salary)
David Stack	80%
Charles A. Reinhart, III	50%
Max Reinhardt	50%
Roy Winston	50%
Jonathan Slonin	50%

The awards granted under the LTIP for the 2021 performance year were as follows (1):
The LTIP performance metrics were as follows and were equally weighted at 50% each
Performance Metric	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)	Actual Performance
Net revenue	50%	95% of Target $527.3m	100% of Target $555.0m	105% of Target $582.8m	95.3% of Target $528.8m
Adjusted EBITDA (2)	50%	90% of Target $193.5m	100% of Target $215.0m	110% of Target $216.5m	91.6% of Target $197.0m

(1)
The 2021 LTIP targets were set prior to the Flexion Acquisition, and the targets and results presented here exclude its financial impact due to the fact that the transaction was not contemplated at the time the targets were set, and that costs incurred as part of the Flexion Acquisition and revenue generated from ZILRETTA after the completion of the Flexion Acquisition were not intended to positively impact the net revenue metric nor adversely impact the adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) metric.

(2)
Adjusted EBITDA includes GAAP to non-GAAP adjustments that reflect how the Company’s management analyzes its financial results. The adjusted EBITDA figures presented here are unlikely to be comparable with adjusted EBITDA disclosures released by other companies.

Note: Performance and payouts in between levels is calculated on a straight-line basis.
The two LTIP performance metrics each make up half of the earned award, which is then subject to the application of the TSR payout modifier.
The relative total stockholder return (“TSR”) modifier based on the Company’s level of achievement against the companies comprising the S&P Pharmaceuticals Select Industry Index is applied to the earned payout resulting from the achievement of the performance metrics as follows:
Percentile Ranking	≤ 50th	55th	60th	65th	70th	≥ 75th	Actual 64.6th
Payout modifier	100%	110%	120%	130%	140%	150%	129.1%
Note: Performance and payouts in between levels is calculated on a straight-line basis.
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For the 2021 LTIP performance period, the Compensation Committee certified a total payout of 71.7%(1) of target. The achievement levels and associated payouts are shown in the table and graphs below:
Performance Metric or TSR	Performance Level	Result	Payout Achieved
Net revenue	95.3%	$528.8m	52.9%
Adjusted EBITDA	91.6%	$197.0m	58.2%
Relative TSR	64.6th Percentile	64.6th Percentile	129.1%

(1)
The average of the payout achieved from each equally-weighted performance metric of net revenue and adjusted EBITDA is 55.6%, and multiplying by the TSR payout modifier of 129.1% yields the 71.7% earned payout percentage.

For the 2021 LTIP performance period, the named executive officers earned the following payouts pending the completion of a three-year vesting period which runs through December 31, 2024 and continued service:
Name	LTIP Payout ($)
David Stack	506,777
Charles A. Reinhart, III	165,030
Max Reinhardt	197,578
Roy Winston	184,602
Jonathan Slonin(1)	145,602

(1)
Dr. Slonin was promoted to Chief Clinical Officer in July 2021 and, as a result, his earned payout was calculated based on his base salary at the beginning of 2021 when he was our Senior Vice President, Strategic Accounts.

The payout amounts earned during an LTIP performance period are based on a percentage of each participants base salary at the time the LTIP was approved by the Compensation Committee.

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Equity Incentive Awards
We believe that our long-term performance is enhanced through equity awards to our named executive officers. Equity awards:
1	reward our named executive officers for maximizing stockholder value over time,
2	ensure focus on long-term value creation and our strategic objectives, and
3	align the long-term interests of our named executive officers with those of our stockholders.
All equity incentive awards granted to our named executive officers are approved by our compensation committee. Equity incentive awards to our named executive officers are made in the form of stock options with exercise prices equal to the closing market price of our common stock on the date of grant and time-vesting RSUs. We believe that equity incentive awards:
•
provide our named executive officers with a strong link to our long-term performance by enhancing their accountability for long-term decision making;

•
create an ownership culture by aligning the interests of our named executive officers with the creation of long-term value for our stockholders; and

•
further our goal of executive retention.

In June 2021, the compensation committee granted both stock options and RSU awards to our named executive officers in line with the philosophy of targeting the 50th percentile of our peer group (with the ability to go up to the 75th percentile based on performance) with an approximate mix of 75% options and 25% RSU awards to our chief executive officer and 50% options and 50% RSU awards to our other named executive officers, which vest over a four-year period. The compensation committee believes that the combination of stock options and
RSU awards provides the appropriate mix of incentive, motivation and retention goals to our named executive officers, while further aligning their interests with those of our stockholders. The compensation committee determined that time-based vesting of equity awards is appropriate at this time to align our executive officers’ interests with the interests of stockholders, and to promote the long-term retention of our named executive officers.
The equity awards granted to our named executive officers in 2021 were as follows:
Named Executive Officer	Stock Options (#)	RSUs (#)
David Stack	133,400	17,800
Charles A. Reinhart, III	15,000	6,000
Max Reinhardt	17,500	7,000
Roy Winston(1)	27,500	12,000
Jonathan Slonin(2)	24,137	10,655

(1)
Drs. Winston and Slonin were each granted 10,000 stock options and 5,000 RSUs in August 2021 in connection with their promotions to Chief Medical Officer and Chief Clinical Officer, respectively, in addition to their respective annual equity awards granted in June 2021.

(2)
The stock option grants have an exercise price equal to the closing price of our stock price on the grant date, and vest as to 25% of the options shares on the first anniversary of the grant date, with the remaining option shares vesting in equal quarterly installments over the subsequent three years, provided that the named executive officer remains in continuous service with us as of each vesting date. The RSU awards vest in four equal annual installments beginning on the first anniversary of the vesting date, provided that the named executive officer remains in continuous service with us as of each vesting date. The compensation committee believes that the grants of these equity awards are an important tool to promote retention of our named executive officers, while also incentivizing our named executive officers to create long-term value for our stockholders.

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VI.
OTHER COMPENSATION POLICIES AND PRACTICES

Other Employee Benefits
We maintain broad-based benefits that are provided to all employees, including our:
•
401(k) retirement plan,

•
employee stock purchase plan,

•
flexible spending accounts,

•
medical, dental and vision care plans,

•
healthcare and dependent care savings accounts,

•
flexible work arrangements,

•
remote working opportunities,

•
life insurance,

•
short- and long-term disability policies,

•
paid vacation,

•
paid parental leave,

•
paid sick time, and

•
company holidays.

Our named executive officers are eligible to participate in each of these programs on the same terms as non-executive employees. Separately, as discussed in more detail in “Compensation Tables—Non-Qualified Deferred Compensation Plan,” we maintain a non-qualified deferred compensation plan under which eligible participants include select management and highly compensated employees of the Company, including the Company’s named executive officers.

Severance and Change of Control Arrangements
We have entered into employment agreements with each of our named executive officers. Each of these agreements provides the named executive officer with certain severance benefits in connection with certain terminations of the executive’s employment both before and after a change of control. The compensation committee believes that reasonable severance and change of control protections for our named executive officers:
•
strengthens our competitive compensation package by providing us with a recruitment and retention benefit,

•
aligns the interests of the named executive officers with those of the stockholders, and

•
ensures continued dedication to the Company in change of control situations that may result in personal uncertainties.

See “Employment Agreements, Severance and Change of Control Arrangements” below.

Clawback Policy
As of the date of this proxy statement, we do not have a formal compensation recovery policy, often referred to as a “clawback” policy, aside from the clawback provisions for the chief executive officer and chief financial officer under the Sarbanes-Oxley Act of 2002, which provides that the chief executive officer and chief financial officer must reimburse the Company for any bonus or other incentive-based or equity-based compensation received during the twelve-month period following the preparation of an accounting restatement, as a result of misconduct. The compensation committee intends to adopt a formal clawback policy once the final rules relating to such policies are issued pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”).

Anti-Hedging and Anti-Pledging Policy
A description of our anti-hedging and anti-pledging policy can be found in “Corporate Governance—Anti-Hedging and Anti-Pledging Policy.”
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Tax Considerations
Our board and compensation committee will consider the tax impacts of our executive compensation program but retain the flexibility to design and administer compensation programs that are in the best interests of the Company and its stockholders.
Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applies to plans, agreements and arrangements that provide for the deferral of compensation, and imposes penalty taxes on employees if those plans, agreements and arrangements do not comply with Section 409A. We have sought to structure our executive compensation arrangements to be exempt from, or comply with, Section 409A.

Accounting Considerations
ASC Topic 718, Compensation—Stock Compensation (referred to as ASC Topic 718), requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock options, restricted stock, RSUs and performance units under our equity incentive award plans will be accounted for under ASC Topic 718. We will consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

Compensation Committee Report
The compensation committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management, and, based on such review and discussions, the compensation committee recommended to the board of the Company that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF PACIRA BIOSCIENCES, INC.
Paul Hastings, Chairperson
Yvonne Greenstreet
Mark Kronenfeld
John Longenecker
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Compensation Tables

Compensation Tables—Contents
59	COMPENSATION TABLES
59	Summary Compensation Table
60	Grants of Plan-Based Awards Table
61	Outstanding Equity Awards at Fiscal Year-End Table
62	Option Exercises and Stock Vested Table
62	Non-Qualified Deferred Compensation Plan
64	Employment Agreements, Severance and Change of Control Arrangements
66	Potential Payments Upon Termination or Change of Control

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SUMMARY COMPENSATION TABLE
The following table sets forth information regarding compensation earned for services rendered during fiscal years 2021, 2020 and 2019 for our chief executive officer, our chief financial officer, and the three other most highly compensated executive officers who were serving as executive officers at the end of 2021. We refer to these individuals as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
David Stack Chief Executive Officer	2021	883,600	751,100	1,085,088	3,701,206	506,777	14,713	6,942,484
	2020	889,935	686,300	1,586,745	6,166,589	―	14,713	9,344,282
	2019	831,966	624,675	1,088,181	3,244,433	―	17,173	5,806,428
Charles A. Reinhart, III Chief Financial Officer	2021	460,400	230,200	365,760	416,178	165,030	25,168	1,662,736
	2020	463,692	223,500	600,390	706,355	―	15,168	2,009,105
	2019	433,512	195,000	191,576	560,952	―	8,704	1,389,744
Max Reinhardt President, Rest of World(4)	2021	551,100	275,000	426,720	485,540	197,578	30,869	1,966,808
	2020	555,000	268,200	667,100	784,839	―	26,957	2,302,096
	2019	266,000	140,000	―	4,145,775	―	23,263	4,575,038
Roy Winston Chief Medical Officer(5)	2021	515,000	275,000	721,470	760,931	184,602	22,336	2,479,339
	2020	515,769	250,000	667,100	784,938	―	12,336	2,230,044
	2019	408,654	225,000	243,824	720,919	―	13,403	1,611,800
Jonathan Slonin Chief Clinical Officer(6)	2021	426,193	212,900	667,624	639,479	145,602	30,557	2,122,355

(1)
Amounts reflect the aggregate grant date fair value of grants made in each respective fiscal year computed in accordance with stock-based accounting rules (FASB ASC Topic 718-Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

(2)
Represents amounts earned under the cash LTIP for the applicable performance year. Payments of the amounts earned are subject to an additional three-year vesting period commencing after the performance year.

(3)
Amounts represent health, dental, vision, disability and group term life insurance premiums paid-in full by us. In 2021, for each of the named executive officers other than Mr. Stack, there is a $10,000 benefit for financial counseling included.

(4)
Mr. Reinhardt commenced service as served as our President, Rest of World since June 2020. Prior to that time, he most recently served as our President since June 2019.

(5)
Dr. Winston was promoted to Chief Medical Officer in July 2021. Prior to that time, he most recently served as our Chief Clinical Officer

(6)
Dr. Slonin was promoted to Chief Clinical Officer in July 2021. Prior to that time, he most recently served as our Senior Vice President, Strategic Accounts.

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GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides information for each of our named executive officers regarding plan-based awards granted during fiscal year 2021.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date of Fair Value of Stock and Option Awards(2) ($)
Name	Type of Award	Grant Date	Threshold(1) ($)	Target(1) ($)	Maximum(1) ($)
David Stack	Stock Option	6/9/2021	―	―	―	―	133,400	60.96	3,701,206
	RSUs	6/9/2021	―	―	―	17,800	―	―	1,085,088
	Cash LTIP	1/1/2021	353,440	706,880	1,590,480	―	―	―	―
Charles A. Reinhart, III	Stock Option	6/9/2021	―	―	―	―	15,000	60.96	416,178
	RSUs	6/9/2021	―	―	―	6,000	―	―	365,760
	Cash LTIP	1/1/2021	115,100	230,200	517,950	―	―	―	―
Max Reinhardt	Stock Option	6/9/2021	―	―	―	―	17,500	60.96	485,540
	RSUs	6/9/2021	―	―	―	7,000	―	―	426,720
	Cash LTIP	1/1/2021	137,775	275,550	619,998	―	―	―	―
Roy Winston	Stock Option	6/9/2021	―	―	―	―	17,500	60.96	485,540
	RSUs	6/9/2021	―	―	―	7,000	―	―	426,720
	Stock Option	8/3/2021	―	―	―	―	10,000	60.79	275,391
	RSUs	8/1/2021	―	―	―	5,000	―	―	294,750
	Cash LTIP	1/1/2021	128,750	257,500	579,375	―	―	―	―
Jonathan Slonin	Stock Option	6/9/2021	―	―	―	―	14,137	60.96	392,233
	RSUs	6/9/2021	―	―	―	5,655	―	―	344,729
	Stock Option	8/3/2021	―	―	―	―	10,000	60.79	275,391
	RSUs	8/1/2021	―	―	―	5,000	―	―	294,750
	Cash LTIP	1/1/2021	101,525	203,050	456.863	―	―	―	―

(1)
Amounts represent the threshold, target, and maximum amount that could have been earned under the cash LTIP in 2021. The actual amounts earned in 2021 were based on the actual performance with respect to each financial metric and a TSR modifier, and is included in the preceding “Summary Compensation Table”.

(2)
Amounts reflect the aggregate grant date fair value of grants computed in accordance with stock-based accounting rules (FASB ASC Topic 718-Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

The option grants referenced above vest as to as to 25% of the option shares on the first anniversary of either the grant date or employment start date, and vest as to the remaining shares in successive equal quarterly installments over the subsequent three years.
The RSU grants referenced above vest as to 25% of the RSU shares in four equal annual installments, beginning June 3, 2022, except for 5,000 of Dr. Winston and Dr. Slonin’s RSU grants made on August 1, 2021 as a result of their promotions which vests in 25% of the RSU shares in four equal annual installments beginning August 1, 2022. All vesting is subject to the requirement that the named executive officer remains in continuous service with the Company at the vesting date.
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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
The following table sets forth certain information with respect to outstanding options and RSUs held by our named executive officers at December 31, 2021.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options― Exercisable (#)	Number of Securities Underlying Unexercised Options― Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)
David Stack	—	—	—	—	17,800(3)	1,071,026
	—	133,400(2)	60.96	6/9/2031	—	—
	—	—	—	—	24,975(3)	1,502,746
	103,127	171,873(2)	47.65	6/9/2030	—	—
	—	—	—	—	11,850(3)	713,015
	88,814	53,286(2)	43.54	6/5/2029	—	—
	—	—	—	—	7,093(3)	426,786
	148,970	21,280(2)	38.35	6/13/2028	—	—
	81,000	—	44.20	6/14/2027	—	—
	60,000	—	32.35	12/7/2026	—	—
	66,250	—	40.34	6/15/2026	—	—
	150,000	—	81.00	6/3/2024	—	—
	73,670	—	10.81	6/5/2022	—	—
Charles A. Reinhart, III	—	—	—	—	6,000(3)	361,020
	—	15,000(2)	60.96	6/9/2031	—	—
	—	—	—	—	9,450(3)	568,607
	11,814	19,686(2)	47.65	6/9/2030	—	—
	—	—	—	—	2,200(3)	132,374
	16,440	9,860(2)	43.54	6/5/2029	—	—
	—	—	—	—	1,250(3)	75,213
	26,250	3,750(2)	38.35	6/13/2028	—	—
	17,500	—	44.20	6/14/2027	—	—
	16,000	—	32.35	12/7/2026	—	—
	70,000	—	51.54	5/3/2026	—	—
Max Reinhardt	—	—	—	—	7,000(3)	421,190
	—	17,500(2)	60.96	6/9/2031	—	—
	—	—	—	—	10,500(3)	631,785
	13,127	21,873(2)	47.65	6/9/2030	—	—
	62,500	87,500(2)	42.54	7/2/2029	—	—
Roy Winston	—	—	—	—	5,000(3)	300,850
	—	10,000(2)	60.79	8/3/2031	—	—
	—	—	—	—	7,000(3)	421,190
	—	17,500(2)	60.96	6/9/2031	—	—
	—	—	—	—	10,500(3)	631,785
	13,127	21,873(2)	47.65	6/9/2030	—	—
	—	—	—	—	2,800(3)	168,476
	21,128	12,672(2)	43.54	6/5/2029	—	—
	—	—	—	—	1,562(3)	93,986
	32,814	4,686(2)	38.35	6/13/2028	—	—
	3,750	2,500(2)	34.38	5/2/2028	—	—
	10,000	—	46.35	1/3/2028	—	—
	6,000	—	44.20	6/14/2027	—	—
	15,000	—	48.15	5/2/2027	—	—
	10,000	—	41.90	2/2/2027	—	—
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	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options― Exercisable (#)	Number of Securities Underlying Unexercised Options― Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)
Jonathan Slonin	—	—	—	—	5,000(3)	300,850
	—	10,000(2)	60.79	8/3/2031	—	—
	—	—	—	—	5,655(3)	340,261
	—	14,137(2)	60.96	6/9/2031	—	—
	—	—	—	—	11,250(3)	676,913
	14,064	23,436(2)	52.37	7/2/2030	—	—

(1)
Based on a price of  $60.17 per share, which was the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2021.

(2)
The stock options vest with respect to 25% of the shares on the first anniversary of either the grant date or employment start date, and vests with respect to the remaining shares in approximately equal successive quarterly installments over 36 months thereafter, provided that the named executive officer remains in continuous service with us as of each vesting date.

(3)
Represents RSUs that vest in four equal annual installments beginning on approximately the first anniversary of the vesting date, provided that the named executive officer remains in continuous service with us as of each vesting date.

OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth information for each of our named executive officers regarding stock options exercised and stock vested during 2021.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
David Stack	100,000	5,359,075	31,469	1,957,057
Charles A. Reinhart, III	—	—	7,687	478,055
Max Reinhardt	—	—	3,500	217,665
Roy Winston	23,750	575,837	7,212	448,514
Jonathan Slonin	—	—	3,750	224,925

(1)
With respect to option awards, the value realized on exercise is calculated as the difference between the market price of our common stock at exercise and the exercise price of the options. With respect to stock awards, the value realized on vesting is calculated by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date.

NON-QUALIFIED DEFERRED COMPENSATION PLAN
Pursuant to the Company’s non-qualified deferred compensation plan (the “NQDC Plan”), eligible participants include select management and highly compensated employees of the Company, including the Company’s named executive officers. The
NQDC Plan is subject to the requirements of Section 409A of the Code and established a Rabbi Trust with an independent trustee in order to fund benefits payable to the participants of the plan should a change in control occur.

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Deferrals
Pursuant to the NQDC Plan, participants may elect to defer amounts on their eligible base salary (1% up to 50%) and their eligible performance-based bonus (1% up to 100%), but no other forms of compensation. Deferral elections are only available to participants that timely enroll during an annual enrollment window that occurs prior to the start of a given calendar year. We offer a discretionary company match on deferrals into the NQDC Plan using the same formula used for the discretionary company match into our 401(k) savings plan.

Earnings
The NQDC Plan’s investment options currently mirror those of our 401(k) savings plan. Participants can select a mix of investment options that best suits their goals, time horizon, and risk tolerance, and such allocations can be changed at any time.
Changes generally become effective on the first trading day following such change. The investment options available through the NQDC Plan include conservative, moderately conservative and aggressive funds.

In-Service Distributions
Participants in the NQDC Plan can make an election to receive all or a portion of the amount deferred in a given year (adjusted for any gains or losses) after three or more years following the year of deferral.
Participants can elect in-service distributions to be processed in the second month of any calendar quarter during the specified year.

Separation from Service Distributions
Participants can make an election to receive a lump-sum or annual installment payment over a period of two-to-five years following separation from the Company. In the event of separation, Section 409A rules state that for “key employees”, distributions will be delayed by a minimum of six months for any separation events. Key employees generally consist of named executive officers.
In the event of a change in control, participants will receive a lump-sum payment. Participants who become disabled are able to receive a lump-sum or annual payment over two-to-five years. Upon death, participants’ beneficiaries will receive a lump sum distribution. Participants may also request a distribution in the event of certain unforeseeable financial emergencies.
Earnings under the plan, including interest, are based on investment elections made by each participant. The investment options available under the NQDC Plan mirror those of our 401(k) savings plan. Elections may be made for payment as in-service distributions or a distribution upon termination. In the event of a change in control event, any amounts that have not already been distributed will be distributed in a lump sum within 90 days after the change in control event occurring.
In the event of the death of a participant, any amounts that have not already been distributed will be distributed in a lump sum to a named beneficiary within 90 days of the date of the participant’s death.
Pacira intends to contribute an amount equal to participant deferrals and any matching contributions to a “rabbi” trust to help it pay benefits under the NQDC Plan. However, even if such contributions are made, the NQDC Plan is considered unfunded for tax purposes.
The following table sets forth information for the NQDC Plan for each of our named executive officers during 2021:

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Name	Aggregate Balance at December 31, 2020 ($)	Executive Contributions(1) ($)	Registrant Contributions(2) ($)	Aggregate Earnings(2)(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2021 ($)
David Stack	54,979	73,328	36,744	14,265	—	179,316
Charles A. Reinhart, III	44,041	75,191	15,756	7,498	—	142,486
Max Reinhardt	—	67,785	21,172	6,373	—	95,330
Roy Winston	106,269	388,942	19,000	95,144	—	609,355
Jonathan Slonin	23,877	20,410	9,589	3,985	—	57,861

(1)
The amounts deferred by our named executive officers are included as part of the amounts reported in the “Salary” or “Bonus” columns of the Summary Compensation Table.

(2)
These amounts are not reported as compensation in the Summary Compensation Table because the NQDC Plan does not provide for above-market or preferential earnings.

(3)
Aggregate earnings are shown net of brokerage and/or other account fees.

EMPLOYMENT AGREEMENTS, SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

Employment Agreements
We have entered into employment agreements with each of our named executive officers. The agreements with each of Mr. Stack, Mr. Reinhart, Mr. Reinhardt, Dr. Slonin, and Dr. Winston provide for “at will” employment, which means we or the executive can terminate their employment at any time, with or without cause.
If our chief executive officer (i) is terminated for any reason other than for “cause,” or (ii) terminates his employment for “good reason,” then he will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of 12 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of the portion of his outstanding unvested options and any time-based RSUs that would have become vested during the 12-month period following the date of termination, provided that he executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

If, within 30 days prior to, or 12 months following, a “change of control,” our chief executive officer (i) is terminated for any reason other than for “cause,” or (ii) terminates his employment during the agreement term for “good reason,” then he will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of 24 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
in lieu of the Targeted Incentive Bonus (as defined in the employment agreement), a bonus payment in the amount of 100% of his then-current base salary, payable in one lump sum after the effective date of the release required to be provided as a condition to receiving this payment;

•
health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of all outstanding unvested options and any time-based RSUs previously granted to him, provided that he executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

If any of our named executive officers, other than our chief executive officer, (i) is terminated for any reason other than for “cause,” or (ii) terminates their employment for “good

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reason,” then such executive officer will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of nine months from the effective date of the release required to be provided as a condition to receiving these payments;

•
health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of the portion of such executive officer’s outstanding unvested options and any time-based RSUs that would have become vested during the nine-month period following the date of termination, provided that such executive officer executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

If, within 30 days prior to, or 12 months following, a “change of control,” any of our named executive officers, other than our chief executive officer, (i) is terminated for any reason other than for “cause,” or (ii) terminates their employment during the agreement term for “good reason,” then such executive officer will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of 12 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
in lieu of the Targeted Incentive Bonus (as defined in the employment agreement), a bonus payment in the amount of a certain percentage of such executive officer’s then-current base salary (40% for Mr. Reinhart, 50% for Mr. Reinhardt, 50% for Dr. Slonin and 35% for Dr. Winston), payable in one lump sum after the effective date of the release required to be provided as a condition to receiving this payment;

•
health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of all outstanding unvested options and any time-based RSUs previously granted to such executive officer, provided that such executive officer executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.
Our obligation to make the severance payments described above will be conditioned upon the executive officer’s continued compliance with the non-competition and confidentiality obligations set forth in their employment agreement and the executive officer’s execution of a general release of claims against us.
Under the employment agreements, “cause” generally means:
(i)
failure to substantially perform the duties owed to us after receiving written notice that sets forth in detail the specific respects in which our board believes that the duties have not been substantially performed, and failure to correct the failure within 30 days after receiving a demand for substantial performance and opportunity to cure;

(ii)
fraud, misconduct, dishonesty, gross negligence or other acts either injurious to us or conducted with intentional disregard for our best interests;

(iii)
failure to follow reasonable and lawful instructions from our board and failure to cure such failure after receiving 20 days advance written notice;

(iv)
material breach of the terms of the employment agreement or our employee proprietary information and inventions assignment agreement or any other similar agreement that may be in effect from time to time; or

(v)
conviction of, or pleading guilty or nolo contendere to, any misdemeanor involving dishonesty or moral turpitude or related to our business, or any felony.

Under the employment agreements, “good reason” generally means, without the executive officer’s prior written consent:
(i)
any material reduction of the executive officer’s then effective base salary that is not in accordance with the executive officer’s employment agreement or related to a cross-executive team salary reduction;

(ii)
any material breach by us of the executive officer’s employment agreement; or

(iii)
a material reduction in the executive officer’s responsibilities or duties, not including a mere reassignment following a “change of control” to a position that is substantially similar to the position held prior to the “change of control”; provided,

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however, that no such event or condition shall constitute “good reason” unless (x) the executive officer gives us a written notice of termination for “good reason” not more than 90 days after the initial existence of the condition, (y) the grounds for termination (if susceptible to correction) are not corrected by us within 30 days of our receipt of such notice and (z) the termination date occurs within one year following our receipt of such notice.
Under the employment agreements, a “change of control” means:
(i)
a merger or consolidation of either us or our subsidiary, Pacira Pharmaceuticals, Inc.,

a California corporation (“PPI-California”) into another entity in which the stockholders of us or PPI-California (as applicable) do not control 50% or more of the total voting power of the surviving entity (other than a reincorporation merger);
(ii)
the sale, transfer or other disposition of all or substantially all of our assets in a liquidation or dissolution; or

(iii)
the sale or transfer of more than 50% of our outstanding voting stock. In the case of each of the foregoing clauses (i), (ii) and (iii), a “change of control” as a result of a financing transaction entered into by us or PPI-California shall not constitute a “change of control” for purposes of these employment agreements.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF
CONTROL
Below is a summary of the potential payments that each of our named executive officers would have received upon the occurrence of the termination events specified below, assuming that each triggering event occurred on December 31, 2021.

I. INVOLUNTARY TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON
Name	Severance ($)	Health Benefits ($)	Acceleration of Equity Awards(1) ($)	Total ($)
David Stack	883,600	11,525	3,467,833	4,362,958
Charles A. Reinhart, III	345,300	15,168	658,973	1,019,441
Max Reinhardt	413,325	20,869	1,059,198	1,493,392
Roy Winston	386,250	12,335	923,613	1,322,198
Jonathan Slonin	337,500	20,557	440,779	798,836

(1)
Amounts based on the fair market value of our common stock of  $60.17 per share, which was the closing price of our common stock on December 31, 2021, as reported on the Nasdaq Global Select Market.

II. INVOLUNTARY TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON IN CONNECTION WITH A CHANGE OF CONTROL
Name	Severance ($)	Health Benefits ($)	Acceleration of Equity Awards(1) ($)	Total ($)
David Stack	2,650,800	11,525	7,215,897	9,878,222
Charles A. Reinhart, III	644,560	15,168	1,629,478	2,289,206
Max Reinhardt	826,650	20,869	2,869,449	3,716,968
Roy Winston	695,250	12,335	2,267,607	2,975,192
Jonathan Slonin	675,000	20,557	1,500,824	2,196,381

(1)
Amounts based on the fair market value of our common stock of  $60.17 per share, which was the closing price of our common stock on December 31, 2021, as reported on the Nasdaq Global Select Market.

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CEO Pay Ratio
Pursuant to Section 953(b) of Dodd-Frank and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our principal executive officer’s annual total compensation to the annual total compensation of our median employee. For 2021, the annual total compensation for our chief executive officer, David Stack, was $6,942,484. The annual total compensation for our median employee (identified as disclosed below) was $199,797, resulting in a pay ratio of approximately 35:1.
Employee	2021 Annual Total Compensation ($)	Estimated Pay Ratio
David Stack, Chief Executive Officer	6,942,484	35:1
Median employee, other than our CEO	199,797
We identified the median employee as of October 2, 2021 by:
(i)
aggregating for each applicable employee:

(A)
annual base salary for salaried employees (or hourly rate multiplied by estimated work schedule, for hourly employees),

(B)
the target bonus for 2021,

(C)
the estimated value of any equity awards granted during 2021, and

(ii)
ranking this compensation measure for our employees from lowest to highest.

This calculation was performed for all of our employees, excluding Mr. Stack. After applying our methodology, we identified two median employees. As a result, we selected the individual whose compensation was closest to our consistently applied compensation measure described above.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC regulations based on our internal records and the methodology described above. The SEC regulations for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

67 | investor.pacira.com

Stock Ownership Information
Principal Stockholders
The following table sets forth information, to the extent known by us or ascertainable from public filings, regarding the beneficial ownership of our common stock as of March 31, 2022 (except where otherwise noted), by:
•
each of our directors;

•
each of our named executive officers;

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock; and

•
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the vesting of RSUs, or the exercise of stock options that are immediately exercisable or exercisable, in each case, within 60 days of March 31, 2022. Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Percentage ownership calculations for beneficial ownership are based on 45,064,459 outstanding shares of our common stock at the close of business on March 31, 2022. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Pacira BioSciences, Inc., 5401 West Kennedy Boulevard, Suite 890, Tampa, Florida 33609.
In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed shares of common stock issuable upon the vesting of RSUs, or subject to options held by that person that are currently exercisable or exercisable, in each case, within 60 days of March 31, 2022 to be outstanding. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% STOCKHOLDERS
BlackRock, Inc.(1) 55 East 52nd Street New York, New York 10055	6,821,518	15.1%
The Vanguard Group(2) 100 Vanguard Boulevard, Malvern, Pennsylvania 19355	4,665,955	10.4%
Macquarie Group Limited(3) 50 Martin Place Sydney, New South Wales, Australia	4,205,522	9.3%
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Stock Ownership Information
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
DIRECTORS
David Stack(4)	943,710	2.1%
Laura Brege(5)	53,767	*
Christopher Christie(6)	55,328	*
Mark Froimson(7)	34,143	*
Yvonne Greenstreet(8)	64,867	*
Paul Hastings(9)	51,332	*
Mark Kronenfeld(10)	69,517	*
John Longenecker(11)	56,603	*
Gary Pace(12)	181,310	*
Andreas Wicki(13)	451,414	1.0%
NAMED EXECUTIVE OFFICERS
Charles A. Reinhart, III(14)	175,391	*
Max Reinhardt(15)	103,236	*
Roy Winston(16)	140,556	*
Jonathan Slonin(17)	21,062	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (18 PERSONS)(18)	2,770,429	6.1%

*
Less than 1%

(1)
This information is derived exclusively from a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 27, 2022 reporting on beneficial ownership as of December 31, 2021.

(2)
This information is derived exclusively from a Schedule 13G/A filed by The Vanguard Group with the SEC on February 10, 2022 reporting on beneficial ownership as of December 31, 2021.

(3)
This information is derived exclusively from a Schedule 13G/A filed by Macquarie Group Limited with the SEC on February 14, 2022 reporting on beneficial ownership as of December 31, 2021.

(4)
Includes (i) 97,273 shares of common stock held indirectly by Three Colleens Investment, LLC, (ii) 18,596 shares of common stock held indirectly by Stack Schroon Mohawk FLP, (iii) 315 shares of common stock held indirectly by LCK Investment LLC, and (iv) 779,870 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 31, 2022. Mr. Stack is the general partner of Stack Schroon Mohawk FLP. Mr. Stack and his wife are the owners of each of Three Colleens Investment, LLC and LCK Investment LLC.

(5)
Includes 45,846 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 31, 2022.

(6)
Represents 54,068 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 31, 2022.

(7)
Includes 29,301 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 31, 2022.

(8)
Includes 53,846 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 31, 2022.

(9)
Includes 45,846 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 31, 2022.

(10)
Includes 53,846 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 31, 2022.

(11)
Includes 38,846 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 31, 2022.

(12)
Includes 45,846 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 31, 2022.

(13)
Consists of 451,414 shares of common stock held by HBM Healthcare Investments (Cayman) Ltd. (formerly HBM BioVentures AG) (“HBM”). The board of directors of HBM has sole voting and investment power with respect to the shares held by such entity and acts by majority vote. The board of directors of HBM is comprised of Jean-Marc LeSieur, Richard H. Coles, Sophia Harris, Dr. Andreas Wicki, Mark Kronenfeld, M.D. and Richard Paul Woodhouse, none of whom has individual voting or investment power with respect to such shares.

(14)
Includes 163,492 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 31, 2022.

(15)
Represents 102,815 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 31, 2022.

(16)
Represents 120,962 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 31, 2022.

(17)
Represents 16,408 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 31, 2022.

(18)
Includes 1,894,141 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of March 31, 2022.

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Information about the Annual Meeting and Voting
This proxy statement contains information about the 2022 Annual Meeting of Stockholders of Pacira BioSciences, Inc. (the “Annual Meeting”) to be held:
When	Where	Record Date
Tuesday, June 7, 2022 2:00 p.m. Eastern Time	www.virtualshareholdermeeting.com/PCRX2022	April 11, 2022
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board with respect to each of the matters set forth in the accompanying Notice.

Purpose of the Annual Meeting and Board Voting Recommendations
At the Annual Meeting, our stockholders will consider and vote on the following matters:
Proposal		Board Recommendations	For More Information, See Page
1	Election of three Class II director nominees for election to a three-year term, expiring in 2025	FOR each nominee	11
2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31,2022	FOR	32
3	Advisory vote to approve executive compensation (“Say-on-Pay”)	FOR	39
4	Approval of our Amended and Restated 2014 Employee Stock Purchase Plan (the “A&R 2014 ESPP”)	FOR	40
	Transaction of any other business properly brought before the Annual Meeting
As of the date of this proxy statement, we are not aware of any business to come before the Annual Meeting other than Proposals 1 through 4, noted above.

Who can attend the Annual Meeting?
Only stockholders of record at the close of business on the record date of April 11 2022 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of the close of business on April 11, 2022, there were 45,334,248 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank, trustee or other nominee or custodian to obtain your 16-digit control number or otherwise vote through the broker, bank, trustee or other nominee or custodian. The Annual Meeting live audio webcast will begin promptly at 2:00 p.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 1:45 p.m. Eastern Time and you should allow ample time for the check-in procedures.

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INFORMATION ABOUT RHE ANNUAL MEETING AND VOTING

What is the difference between being a “Stockholder of Record” and being a beneficial owner of shares held in “Street Name”?
STOCKHOLDER OF RECORD	BENEFICIAL OWNERS OF SHARES HELD IN STREET NAME
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered a “stockholder of record” of those shares. In this case, the Notice has been sent to you directly by us.

If your shares are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, the Notice has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account.

How do I vote?
	Internet	Telephone	Mobile Device	Mail	At the Annual Meeting
REGISTERED HOLDERS	www.proxyvote.com	Within the United States and Canada, 1-800-690-6903 (toll-free)	Scan the QR code	Return a properly executed proxy card	Attend the Annual Meeting and vote online using your 16-digit control number
BENEFICIAL OWNERS (HOLDERS IN STREET NAME)	www.proxyvote.com	Within the United States and Canada, 1-800-454-8683 (toll-free)	Scan the QR code	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank or other nominee makes available	To attend the Annual Meeting, you will need to contact your broker, bank or other nominee to obtain your 16-digit control number
DEADLINE	11:59 p.m. Eastern Time on June 6, 2022, if you are a registered holder			If you are a beneficial owner, please refer to the information provided by your broker, bank or other nominee
STOCKHOLDER OF RECORD	BENEFICIAL OWNERS OF SHARES HELD IN STREET NAME
If you are a stockholder of record and the Notice was sent to you directly by us, you can vote your shares over the Internet or telephone by following the instructions on the Notice or, if you requested printed copies of our proxy materials, by Internet or telephone following the instructions on the printed proxy card you received or by mail by marking, signing, dating and mailing the printed proxy card you received in the postage-paid envelope provided. Your designation of a proxy is revocable by following the procedures outlined in this proxy statement. The method by which you vote will not limit your right to vote online at the Annual Meeting.

If you hold your shares through a broker, bank, trust or other nominee or custodian in “street name,” and the Notice was forwarded to you by your broker, bank, trustee or other nominee or custodian, you need to submit voting instructions to your broker, bank, trustee or other nominee or custodian in order to cast your vote. You may mark, sign, date and mail the accompanying voting instruction form in the postage-paid envelope provided. Your vote is revocable by following the procedures outlined in this proxy statement. Shares for which you are the beneficial owner but not the stockholder of record may be voted electronically

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INFORMATION ABOUT RHE ANNUAL MEETING AND VOTING
STOCKHOLDER OF RECORD	BENEFICIAL OWNERS OF SHARES HELD IN STREET NAME
If you receive hard copy materials and sign and return your proxy card without specifying choices, your shares will be voted as recommended by our board.
Telephone and Internet voting prior to the Annual Meeting for stockholders of record will be available up until 11:59 p.m. Eastern Time on June 6, 2022 and mailed proxy cards must be received prior to the start of the Annual Meeting in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

during the Annual Meeting. If you wish to attend the Annual Meeting and vote online, you should contact your broker, bank, trustee or other nominee or custodian to obtain your 16-digit control number or otherwise vote through your broker, bank, trustee or other nominee or custodian.
The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization.

This year’s Annual Meeting will be held entirely online live via audio webcast due to the continuing public health impact of the COVID-19 pandemic and to support the health and well-being of our directors, employees, stockholders and other stakeholders. In structuring our virtual Annual Meeting, our goal is to enhance stockholder participation. We have designed the virtual Annual Meeting to provide stockholders with substantially the same opportunities to participate as if the Annual Meeting were held in person. We aim to provide a consistent experience to all stockholders regardless of their geographic location. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/PCRX2022. If you were a stockholder as of the record date for the Annual Meeting, or you have your 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials, you can vote at the Annual Meeting.
A summary of the information you need to attend the Annual Meeting online is provided below:
•
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

•
The Annual Meeting webcast will begin promptly at 2:00 p.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin 1:45 p.m. Eastern Time and you should allow ample time for the check-in procedures.

•
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.
•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/PCRX2022.

•
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholder meeting.com/PCRX2022 on the day of the Annual Meeting.

•
If you want to submit your question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholder meeting.com/PCRX2022, type your question into the “Ask a Question” field, and click “Submit.”

•
Questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Annual Meeting matters and therefore will not be answered. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. We have designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would have at an

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INFORMATION ABOUT RHE ANNUAL MEETING AND VOTING
in-person meeting. Any questions pertinent to Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints will be posted online and answered on the “Investors—Corporate Governance” section of our corporate website, located at www.pacira.com. The questions and answers will be available as soon as practical after the Annual Meeting and will remain available until one week after posting.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank, trustee or other nominee or custodian to obtain your 16-digit control number or otherwise vote through the broker, bank, trustee or other nominee or custodian.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

What are “broker non-votes” and how do they affect the proposals?
A broker non-vote occurs when a broker, bank, trustee or other nominee or custodian holding shares for a beneficial owner in “street name” does not vote the shares on a proposal because the broker, bank, trustee or other nominee or custodian does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to “routine” items.
If your shares are held by a broker on your behalf and you do not instruct the broker as to how to vote your shares on Proposals 1, 3 or 4, the broker may not exercise discretion to vote for or against those proposals because each of these proposals is considered “non-routine” under applicable rules. With respect to Proposal 2, the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. Broker non-votes are not counted as votes in favor of or against any proposal.

What constitutes a quorum at the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. Our Bylaws) provide that a quorum will exist if stockholders holding a majority of the outstanding shares of common stock are present at the Annual Meeting in person, including by means of remote communications, or by proxy. Abstentions and broker non-votes count as present for establishing a quorum, provided that the broker has voted on at least the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, but will not be counted as votes cast. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

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INFORMATION ABOUT RHE ANNUAL MEETING AND VOTING

What votes are required to elect directors and to approve the other proposals in this proxy statement?
Proposal		Vote Requirement	Effect of Abstentions and Broker Non-Votes
1	Election of Directors
To be elected, director nominees must receive a plurality of the votes cast (the two nominees receiving the highest number of  “FOR” votes cast will be elected). “WITHHOLD” votes. Cumulative voting is not permitted. See “Corporate Governance—Majority Vote Director Resignation Policy” regarding director nominees who receive a greater number of votes “WITHHELD” than votes “FOR” their election.
No effect
2	Ratification of Appointment of Auditor	The affirmative vote of a majority of the shares of common stock present or represented by proxy and cast at the Annual Meeting (“FOR” or “AGAINST”) is required.	No effect
3	Say-on-Pay	The affirmative vote of a majority of the shares of common stock present or represented by proxy and cast at the Annual Meeting (“FOR” or “AGAINST”) is required.	No effect
4	Approval of the A&R 2014 ESPP	The affirmative vote of a majority of the shares of common stock present or represented by proxy and cast at the Annual Meeting (“FOR” or “AGAINST”) is required.	No effect

What can I do if I change my mind after I vote?
STOCKHOLDER OF RECORD	BENEFICIAL OWNERS OF SHARES HELD IN STREET NAME
If you are a stockholder of record, you may revoke your proxy before the vote is taken at the Annual Meeting by:
•
submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “—How do I vote?” section above;

•
by attending the Annual Meeting online at www.virtualshareholdermeeting.com/PCRX2022 and voting by following the instructions; or

•
by filing a written revocation with our Secretary.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other organization holding your account. You may also vote online at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, as described in the “—How do I vote?” section above.
Whether you are a stockholder of record or a beneficial owner of shares held in street name, your attendance at the Annual Meeting will not automatically revoke your proxy.

How will the votes be counted?
A representative of Broadridge, our inspector of election, will tabulate and certify the votes.

Who pays for the cost to solicit proxies for the Annual Meeting?
We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

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INFORMATION ABOUT RHE ANNUAL MEETING AND VOTING

Why hold a virtual meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management, and stockholders who wish to attend the Annual Meeting, in light of the public health impact of the COVID-19 pandemic, we believe that hosting a virtual Annual Meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

How can I find the results of the voting after the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

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Additional Information
Householding
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice or set of proxy materials, copy of our documents, including the annual report to stockholders, and proxy statement, may have been sent to multiple stockholders in your household, unless you have provided contrary instructions. We will promptly deliver a separate copy of either document to you upon written or oral request to:
Pacira BioSciences, Inc. Attention: Secretary 5401 West Kennedy Boulevard Suite 890 Tampa, Florida 33609
(813) 553-6680
If you want to receive separate copies of the Notice, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your broker, bank, trustee or other nominee or custodian record holder, or you may contact us at the above address and phone number.

Stockholder Proposals
A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal so that it is received by us no later than December 23, 2022, unless the date of our 2023 annual meeting of stockholders is more than 30 days before or after June 7, 2023, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to:
Pacira BioSciences, Inc. Attention: Secretary 5401 West Kennedy Boulevard Suite 890 Tampa, Florida 33609
For stockholder proposals submitted outside of the SEC proposal rules, our Bylaws require that advance written notice in proper form for matters to be brought before an annual stockholders meeting be received by our Secretary not less than 90 days or more than 120 days before the first anniversary date of the immediately preceding annual stockholders meeting. Accordingly, notice of stockholder proposals for the 2022 annual meeting of stockholders must be received by us between February 7, 2023 and March 9, 2023. If the date of our 2023 annual meeting of stockholders is advanced more than 20 days before, or delayed more than 60 days beyond June 7, 2022, proper notice of stockholder proposals must be received as provided for in our Bylaws.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2023.

Pacira BioSciences, Inc. 2022 Proxy Statement | 76

Additional Information
Other Matters
Our board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors, KRISTEN WILLIAMS Chief Administrative Officer and Secretary Tampa, Florida April 22, 2022

Voluntary Electronic Delivery of Proxy Materials

HELP US REDUCE OUR ENVIRONMENTAL IMPACT	HOW TO ENROLL

We encourage our stockholders to voluntarily elect to receive future proxy and annual report materials electronically to help contribute to our sustainability efforts.
The benefits include:
•
you receive immediate and convenient access to the materials

•
you can help reduce our impact on the environment

•
you can help reduce our printing and mailing costs

Stockholders of Record
	INTERNET	www.proxyvote.com
	MOBILE DEVICE	Scan the QR code
	TELEPHONE	1-800-579-1639
	EMAIL	Send a blank email with your control number in the subject line to:
sendmaterial@proxyvote.com
Beneficial Owners
	CONTACT	Contact your bank, broker or other nominee

77 | investor.pacira.com

Appendix A
Pacira BioSciences, Inc. Amended and Restated 2014 Employee Stock Purchase Plan
(As approved by stockholders on            )
SECTION 1. PURPOSE
The purposes of the Amended and Restated 2014 Employee Stock Purchase Plan (the “Plan”) are to (a) assist qualified employees of the Company, and its Designated Subsidiaries in acquiring a stock ownership interest in the Company and (b) encourage employees to remain in the employ of the Company and its Designated Subsidiaries. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, but the Company makes no representation of such status nor undertaking to maintain such status. Stock purchased under the Plan may be paid for by regular payroll deductions. Only employees of the Company and its Designated Subsidiaries are eligible to participate in the Plan, and participation is voluntary.

SECTION 2. DEFINITIONS
Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.
SECTION 3. ADMINISTRATION

3.1   Plan Administrator
The Plan shall be administered by the Board, the Committee, or any Company group or executive officer designated by the Board or the Committee as responsible for administering all or a portion of the Plan, except for those items expressly reserved to the Board or the Committee under the Plan. Any decisions made by the Board, the Committee, other authorized group or executive officer shall be applicable equally to all Eligible Employees. All references in the Plan to the “Plan Administrator” shall be, as applicable, to the Board, the Committee, any Company group or executive officer designated as responsible for administering all or a portion of the Plan.

3.2   Administration and Interpretation by the Plan Administrator
Subject to the provisions of the Plan, the Plan Administrator shall have the authority, in its sole discretion, to determine all matters relating to Options granted under the Plan, including all terms, conditions, restrictions and limitations of Options; provided, however, that all Participants granted Options pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423 of the Code. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the
Plan’s administration. The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, unless reserved to the Board or the Committee under the Plan, shall be conclusive and binding on all parties involved or affected. The Board or the Committee may adopt rules, procedures or sub-plans that do not comply with the requirements of Section 423 of the Code but that are designed to achieve tax, securities laws or other objectives for purposes of Eligible Employees working for Designated

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Appendix A
Subsidiaries outside the United States and to comply with applicable non-U.S. laws and regulations. The Plan Administrator may delegate administrative duties to such of the Company’s other officers or employees as the Plan Administrator so determines.

SECTION 4. STOCK SUBJECT TO PLAN
Subject to adjustment from time to time as provided in Section 19, a maximum of one million (1,000,000) shares of Stock may be sold under the Plan. Shares sold under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares. Any shares of Stock subject to an Option that cease to be subject to the Option (other than by reason of exercise of the Option), including, without limitation, in connection with the cancellation or termination of the Option, shall again be available for sale in connection with future grants of Options under the Plan.

SECTION 5. OFFERING DATES

5.1   Offering Periods
(a)
The Plan shall be implemented by a series of offerings (each, an “Offering” or “Offering Period”). Except as otherwise set forth below, Offerings shall commence on January 1 and July 1 of each year and end on June 30 and December 31, respectively.

(b)
Notwithstanding the foregoing, the Board or the Committee may establish (i) a different term for one or more future Offerings and (ii) different commencing and ending dates for such Offerings; provided, however, that an Offering Period may not exceed five years; and provided, further, that if the Purchase Price may be less than 85% of the fair market value of the Stock on the Purchase Date, the Offering Period may not exceed 27 months.

(c)
In the event the first or the last day of an

Offering Period is not a Trading Day, then the first day of the Offering Period shall be deemed to be the next Trading Day and the last day of the Offering Period shall be deemed to be the last preceding Trading Day.
(d)
An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering, but may participate in any subsequent Offering, provided that such Eligible Employee is still an Eligible Employee as of the commencement of any such subsequent Offering. Eligible Employees may not participate in more than one Offering at a time.

5.2   Purchase Periods
(a)
Each Offering Period shall consist of one or more consecutive purchase periods (each, a “Purchase Period”). Except as otherwise set forth below, each Purchase Period shall continue for six calendar months and shall be coterminous with an Offering Period. Purchase Periods shall commence on January 1 and July 1 of each year and end on June 30 and December 31, respectively. The last day of each Purchase Period shall be the Purchase Date for such Purchase Period.

(b)
Notwithstanding the foregoing, the Board

or the Committee may establish for any future Offering (i) different terms for one or more Purchase Periods within the Offering Period and (ii) different commencing dates and Purchase Dates for any such Purchase Periods.
(c)
In the event the first or last day of a Purchase Period is not a Trading Day, then the first day of the Purchase Period shall be deemed to be the next Trading Day and the last day of the Purchase Period shall be deemed to be the last preceding Trading Day.

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Appendix A
SECTION 6. PARTICIPATION IN THE PLAN

6.1   Initial Participation
An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements for the Plan and delivering to the Company, in accordance with procedures established by the Plan Administrator, during the enrollment period established by the Plan Administrator (the “Enrollment Period”) a subscription or other notice in such form as permitted by the Plan Administrator (the “Subscription”) that:
(a)
indicates the Eligible Employee’s election to participate in the Plan;

(b)
authorizes payroll deductions and states the amount or percentage to be deducted regularly from the Participant’s Eligible Compensation; and

(c)
authorizes the purchase of Stock for the Participant in each Purchase Period.

An Eligible Employee who does not deliver a Subscription to the Company during the Enrollment Period shall not participate in the Plan for that Offering Period or any subsequent Offering Period unless such Eligible Employee subsequently enrolls in the Plan by delivering a Subscription to the Company, in accordance with procedures established by the Plan Administrator, during the Enrollment Period for such subsequent Offering Period. The Plan Administrator may, from time to time, change the Enrollment Period for any future Offering as deemed advisable by the Plan Administrator in its sole discretion for the proper administration of the Plan.

6.2   Continued Participation
Unless the Plan Administrator determines otherwise for any future Offering, until such time as the Participant withdraws from the Plan pursuant to Section 11.2 or terminates employment as provided in Section 12, a Participant shall automatically participate in the next Offering Period at the rate of payroll deduction in effect for the Participant at the end of the preceding Offering Period, unless the Participant delivers to the Company a Subscription with a new rate of payroll deduction during the Enrollment Period for such next Offering Period.

SECTION 7. LIMITATIONS ON RIGHT TO PURCHASE SHARES

7.1   $25,000 Limitation
On each Offering Date, a Participant shall be deemed to have been granted an Option to purchase a maximum number of shares of Stock equal to an amount determined as follows: an amount equal to $25,000 divided by the Fair Market Value of the Stock on the applicable Offering Date; provided, however, that no Participant shall be entitled to purchase Stock under the Plan (or any other employee stock purchase plan that is intended to meet the requirements of Section 423 of the Code sponsored by the Company, any Parent Corporation or any Subsidiary Corporation) at a rate that exceeds $25,000 in Fair Market Value, determined as of the Offering Date for each Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which a Participant participates in the Plan (or any other employee stock purchase plan described in this Section 7.1). The Company shall have the authority to take all necessary action, including but not limited to, suspending the payroll deductions of any Participant, in order to ensure compliance with this Section 7.1.

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Appendix A

7.2   Pro Rata Allocation
In the event the number of shares of Stock that might be purchased by all Participants in the Plan exceeds the number of shares of Stock then available in the Plan, the Plan Administrator shall make a pro rata allocation of the remaining shares of Stock in as uniform a manner as shall be practicable and as the Plan Administrator shall determine to be equitable.

SECTION 8. PURCHASE PRICE
The purchase price (the “Purchase Price”) at which Stock may be acquired in an Offering pursuant to the exercise of all or any portion of an Option granted under the Plan shall be 85% of the lesser of  (i) the Fair Market Value of the Stock on the Offering Date of such Offering and (ii) the Fair Market Value of the Stock on the Purchase Date.
Notwithstanding the foregoing, the Board or the Committee may establish a different Purchase Price for any future Offering, which shall not be less than the Purchase Price previously stated.

SECTION 9. PAYMENT OF PURCHASE PRICE

9.1   General Rules
Subject to Sections 9.12 and 9.3, Stock that is acquired pursuant to the exercise of all or any portion of an Option may be paid for only by means of payroll deductions from the Participant’s Eligible Compensation. Except as set forth in this Section 9, the amount of compensation to be withheld from a Participant’s Eligible Compensation during each pay period shall be determined by the Participant’s Subscription.

9.2   Change Notices
(a)
Except as set forth in Section 11 and unless the Plan Administrator determines otherwise for an Offering, a Participant may elect during an Offering Period to decrease but not increase the amount withheld from his or her compensation for current or future pay periods within such Offering Period; provided, that only one election to decrease is permitted per Participant for each Offering Period and such decrease may only be to 0%. Unless otherwise determined by the Plan Administrator for a future Offering, a Participant may elect to increase or decrease the amount to be withheld from his or her compensation for future Offerings; provided, however, that notice of such election must be delivered to the Company in such form and in accordance with such terms as the Plan Administrator may establish for an Offering.

(b)
Notwithstanding the foregoing, to the

extent necessary to comply with Section 423 of the Code and Section 7.1, a Participant’s payroll deductions may be decreased during any Purchase Period scheduled to end during the current calendar year to 0% at such time that the aggregate of all payroll deductions accumulated with respect to the Offering to which such Purchase Period applies and any other Offering ending within the same calendar year exceeds $21,250 (to the extent the Purchase Price may be 85% of the Fair Market Value on the Offering Date for the Offering). Payroll deductions shall re-commence at the rate provided in such Participant’s Subscription once the foregoing limit will no longer be exceeded with respect to a calendar year, unless the Participant terminates employment or withdraws from an Offering or the Plan as provided in Section 11.1 or Section 11.2.

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Appendix A

9.3   Percent Withheld
The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall be at least $50, but not more than 50% of the Participant’s Eligible Compensation for such pay period, but in no event shall the amount of a Participant’s payroll withholding exceed the limits of Section 7.1. Amounts shall be withheld in whole dollar or percentage amounts only.

9.4   Percent Withheld
Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the last payday of the Offering Period unless sooner altered or terminated as provided in the Plan.

9.5   Memorandum Accounts
Individual accounts shall be maintained for each Participant for memorandum purposes only. All payroll deductions from a Participant’s compensation shall be credited to such account but shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

9.6   No Interest
No interest shall be paid on payroll deductions received or held by the Company.

9.7   Acquisition of Stock
On each Purchase Date of an Offering Period, each Participant shall automatically acquire, pursuant to the exercise of the Participant’s Option, the number of shares of Stock arrived at by dividing the total amount of the Participant’s accumulated payroll deductions or other permitted cash payments for the Purchase Period by the Purchase Price; provided, that the number of shares of Stock purchased by the Participant shall not exceed the number of shares for which Options have been granted to the Participant pursuant to Section 7. Fractional shares may not be issued under the Plan unless the Board or the Committee determines otherwise for a future Offering.

9.8   Carryover of Account
Any cash balance remaining in the Participant’s account at the termination of each Offering shall be refunded to the Participant as soon as practical after the Purchase Date without the payment of any interest. In the event the cash to be returned to a Participant pursuant to the preceding sentence is less than the amount needed to purchase a whole share of Stock, and the Board or the Committee has determined that fractional shares may not be issued under the Plan, the Plan Administrator may establish procedures whereby such cash is maintained in the Participant’s account and applied to the purchase of Stock in the subsequent Offering.

9.9   Withholding Obligations
At the time the Option is exercised, in whole or in part, or at the time some or all of the Stock is disposed of, the Participant shall make adequate provision for federal and state withholding obligations

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Appendix A
of the Company, if any, that arise upon exercise of the Option or upon disposition of the Stock. The Company may withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.

9.10   Termination of Participation
No Stock shall be purchased on behalf of a Participant on a Purchase Date if his or her participation in a current Offering or the Plan has terminated prior to such Purchase Date or if the individual has terminated employment prior to a Purchase Date.

9.11   Procedural Matters
The Plan Administrator may, from time to time, establish:
(a)
limitations on the frequency and/or number of any permitted changes in the amount withheld during an Offering,

(b)
an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars,

(c)
payroll withholding in excess of the amount

designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, and
(d)
such other limitations or procedures as deemed advisable by the Plan Administrator, in its sole discretion, that are consistent with the Plan and in accordance with the requirements of Section 423 of the Code.

9.12   Leaves of Absence
During leaves of absence approved by the Company and meeting the requirements of the applicable Treasury Regulations promulgated under the Code, a Participant may continue participation in the Plan by delivering cash payments to the Company, in accordance with procedures established by the Plan Administrator, on the Participant’s normal paydays equal to the amount of his or her payroll deduction under the Plan had the Participant not taken a leave of absence. If the Participant fails to deliver the necessary cash payment to the Company as provided for in this Section 9.12, the Participant shall be deemed to have reduced the rate of payroll deduction to 0% for the remainder of the Offering Period.

9.13   Use of Funds
Proceeds received by the Company from the sale of Stock under the Plan and payroll deductions withheld under the Plan shall constitute general funds of the Company.

SECTION 10. STOCK PURCHASED UNDER THE PLAN

10.1   ESPP Broker
If the Plan Administrator designates or approves a stock brokerage or other financial services firm (the “ESPP Broker”) to hold shares purchased under the Plan for the accounts of Participants, the following procedures shall apply. Promptly following each Purchase Date, the number of shares of Stock purchased by each Participant shall be deposited into an account established in the Participant’s name with the ESPP Broker. A Participant shall be free to undertake a disposition of the shares of Stock in his or her account at any time, but, in the absence of such a disposition, the shares of Stock must remain in the Participant’s account at the ESPP Broker until the holding period set forth in Section 423 of the Code has been satisfied. With respect to shares of Stock for which the holding periods under

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Appendix A
Section 423 of the Code have been satisfied, the Participant may move those shares of Stock to another brokerage account of the Participant’s choosing or request that a stock certificate be issued and delivered to him or her. A Participant who is not subject to payment of U.S. income taxes may move his or her shares of Stock to another brokerage account of his or her choosing or request that a stock certificate be delivered to him or her at any time, without regard to the holding period under Section 423 of the Code.

10.2   Notice of Disposition
By entering the Plan, each Participant agrees to promptly give the Company notice of any Stock disposed of within the later of one year from the Purchase Date and two years from the Offering Date for such Stock, showing the number of such shares disposed of and the Purchase Date and Offering Date for such Stock. This notice shall not be required if and so long as the Company has a designated ESPP Broker.

SECTION 11. VOLUNTARY WITHDRAWAL

11.1   Withdrawal from an Offering
A Participant may withdraw from an Offering by delivering to the Company a notice of withdrawal in the form required by the Plan Administrator for such purpose. Such notice of withdrawal must be delivered at least ten days prior to the end of the Purchase Period for which such withdrawal is to be effective or by any other date specified by the Plan Administrator for any future Offering. If a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Stock acquired by the Participant in that Purchase Period and any earlier Purchase Periods. Unless the Plan Administrator establishes a different rule for any future Offering, withdrawal from an Offering shall not result in withdrawal from the Plan and any succeeding Offering therein. A Participant is prohibited from again participating in the same Offering at any time upon withdrawal from such Offering.

11.2   Withdrawal from the Plan
A Participant may withdraw from the Plan by delivering to the Company a notice of withdrawal in the form required by the Plan Administrator for such purpose. Such notice of withdrawal must be delivered at least ten days prior to the end of the Purchase Period for which such withdrawal is to be effective or by any other date specified by the Plan Administrator for any future Offering. If a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Stock acquired by the Participant in that Purchase Period and any earlier Purchase Periods. In the event a Participant voluntarily elects to withdraw from the Plan, the withdrawing Participant may not resume participation in the Plan during the same Offering Period but may participate in any subsequent Offering under the Plan by again satisfying the definition of a Participant and re-enrolling in the Plan.

11.3   Return of Payroll Deductions
Upon withdrawal from an Offering pursuant to Section 11.1 or withdrawal from the Plan pursuant to Section 11.2, the withdrawing Participant’s accumulated payroll deductions that have not been applied to the purchase of Stock shall be returned as soon as is administratively practical after the withdrawal, without the payment of any interest to the Participant and the Participant’s interest in the Offering shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

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SECTION 12. TERMINATION OF EMPLOYMENT
Termination of a Participant’s employment with the Company or a Designated Subsidiary for any reason, including retirement, disability or death, or the failure of a Participant to remain an Eligible Employee, shall immediately terminate the Participant’s participation in the Plan. In such event, the payroll deductions credited to the Participant’s account since the last Purchase Date shall, as soon as practical, be returned to the Participant or, in the case of a Participant’s death, to the Participant’s beneficiary, heirs or legal representative, and all the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 12. For purposes of this
Section 12, a Participant shall not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or any of its Designated Subsidiaries in the case of any leave approved by the Company, provided that (a) such leave does not exceed three months and (b) the employee’s right to reemployment is provided either by statute or by contract. If the period of leave exceeds three months and the employee’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such three-month period.

SECTION 13. RESTRICTIONS UPON ASSIGNMENT
An Option granted under the Plan shall not be transferable otherwise than by will or by the applicable laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by the Participant. The Plan Administrator will not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant, other than by will or by the applicable laws of descent and distribution, of the Participant’s interest in the Plan, of his or her Option, or of any rights under his or her Option.

SECTION 14. NO RIGHTS OF STOCKHOLDER UNTIL SHARES ISSUED
With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and he or she shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, the shares of Stock have been issued following exercise of the Participant’s Option. Until such shares of Stock are issued, a Participant will only have the rights of an unsecured creditor with respect to such shares.

SECTION 15. AMENDMENT OF THE PLAN
The Board or the Committee may amend the Plan in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Section 423 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will:
(a)
increase the total number of shares as to which Options may be granted under the Plan,

(b)
modify the class of employees eligible to receive Options, or

(c)
otherwise require stockholder approval under any applicable law or regulation.

SECTION 16. SUSPENSION OR TERMINATION OF THE PLAN
(a)
The Board may suspend or terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate on, and no Options shall be granted after, June 7, 2032. No Options shall be granted during any period of suspension of the Plan or following termination of the Plan.

(b)
Except as provided in Section 19, no such termination of the Plan may affect any Options previously granted, provided that the Plan or an Offering may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to an Offering and a Purchase Period then in progress if the Board

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Appendix A
determines that termination of the Plan and/or the Offering is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering would cause the Company to incur adverse accounting charges or other adverse effects as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan or as a result of other laws, rules or regulations applicable to the Plan.

SECTION 17. NO RIGHTS AS AN EMPLOYEE
Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Subsidiary Corporation or to affect the right of the Company and a Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.

SECTION 18. EFFECT UPON OTHER PLANS
The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary Corporation. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary Corporation to (a) establish any other forms of incentives or compensation for employees of the Company or any Subsidiary Corporation or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 19. ADJUSTMENTS

19.1   Adjustment of Shares
In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Stock, then (subject to any required action by the Company’s stockholders), the Board or the Committee, in its sole discretion, shall make such equitable adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4 and (ii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities. The determination by the Board or the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

19.2   Merger, Acquisition or Liquidation of the Company
In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company’s assets, or the liquidation or dissolution of the Company, the Purchase Date with respect to outstanding Options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation or dissolution, unless the Board or the Committee shall, in its sole discretion, provide for the assumption or substitution of such Options in a manner complying with Section 424(a) of the Code, or any successor provision thereto.

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19.3   Limitations
The grant of Options will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 20. ADJUSTMENT OF SHARES

20.1   Conditions on Issuance of Shares
Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company, such issuance, delivery or distribution would comply with the Plan and all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity. The Company shall be under no obligation to any Participant to register for offering or resale under the Securities Act, or register or qualify under state securities laws, any shares of Stock. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

20.2   Choice of Law
The Plan, all Options granted hereunder and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

SECTION 21. EFFECTIVE DATE
The Plan’s effective date (the “Effective Date”) is the date on which it is approved by the Company’s stockholders.
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Appendix A
APPENDIX A―DEFINITIONS
For purposes of the Plan, the following terms shall be defined as set forth below.
•
“Board” means the Board of Directors of the Company.

•
“Code” means the Internal Revenue Code of 1986, as amended.

•
“Committee” means the Company’s Compensation Committee or another committee appointed by the Board and given authority by the Board to administer the Plan.

•
“Company” means Pacira BioSciences, Inc., a Delaware corporation.

•
“Designated Subsidiary” includes all domestic Subsidiary Corporations and such other Subsidiary Corporations as may be designated from time to time by the Board or the Committee as eligible to participate in the Plan. A “Designated Subsidiary” will cease status as a Designated Subsidiary on the earlier of  (a) the date the Board or the Committee determines that such entity is no longer a Designated Subsidiary or (b) the date on which such Designated Subsidiary ceases to qualify as a Subsidiary Corporation.

•
“Effective Date” has the meaning set forth in Section 21.

•
“Eligible Compensation” means all regular cash compensation, including overtime, cash bonuses and commissions. Regular cash compensation does not include severance pay, hiring and relocation bonuses, pay in lieu of vacation and sick leave or any other special payments, or any gain from stock option exercises.

•
“Eligible Employee” means any employee of the Company or any Designated Subsidiary who is in the employ of the Company or a Designated Subsidiary on one or more Offering Dates and who meets the following criteria:

(a)
the employee, together any with other person whose stock ownership would be attributed to such employee, does not, immediately after the Option is granted, own stock (as defined by the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of its Parent or Subsidiary Corporations;

(b)
the employee has been employed for at least 30 days; provided, however, that the Plan Administrator, in its sole discretion,

may reduce or increase (to up to two years) this minimum requirement for future Offering Periods;
(c)
the employee’s customary employment is for more than 20 hours per week; provided, however, that the Plan Administrator, in its sole discretion, may reduce this minimum hourly requirement for future Offering Periods; and

(d)
the employee’s customary employment is for more than five months in any calendar year; provided, however, that the Plan Administrator, in its sole discretion, may reduce this minimum requirement for future Offering Periods.

If the Company permits any employee of a Designated Subsidiary to participate in the Plan, then all employees of that Designated Subsidiary who meet the requirements of this paragraph shall also be considered Eligible Employees.
•
“Enrollment Period” has the meaning set forth in Section 6.1. A

•
“ESPP Broker” has the meaning set forth in Section 10.

•
“Fair Market Value” means, as of an Offering Date or a Purchase Date, the per share closing price for the Stock on that date during regular session trading, or if not trading on that date, such price on the last preceding date on which the Stock was traded, unless determined otherwise by the Board using such methods or procedures as it may establish. If there is no regular trading market for the Stock, the Fair Market Value of the Stock shall be as determined by the Board in its sole discretion.

•
“Offering” has the meaning set forth in Section 5.1.

•
“Offering Date” means the first day of an Offering.

•
“Offering Period” has the meaning set forth in Section 5.1.

•
“Option” means an option granted under the Plan to an Eligible Employee to purchase shares of Stock.

•
“Parent Corporation” has the meaning set forth in Section 424(e) of the Code, or any successor provision thereto, which, as of the Effective Date, means any corporation, other than the Company, in an unbroken chain of corporations ending with the

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Company if, at the time of the granting of the Option, each of the corporations, other than the Company, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
•
“Participant” means any Eligible Employee who has elected to participate in an Offering in accordance with the procedures set forth in Section 6.1 and who has not withdrawn from the Plan or whose participation in the Plan is not terminated.

•
“Plan” means the Pacira BioSciences, Inc. Amended and Restated 2014 Employee Stock Purchase Plan, as it may be amended from time to time.

•
“Plan Administrator” has the meaning set forth in Section 3.1.

•
“Purchase Date” means the last day of each Purchase Period.

•
“Purchase Period” has the meaning set forth in Section 5.2.

•
“Purchase Price” has the meaning set forth in Section 8.

•
“Securities Act” means the Securities Act of 1933, as amended.

•
“Stock” means the common stock, $.001 par value per share, of the Company.

•
“Subscription” has the meaning set forth in Section 6.1.

•
“Subsidiary Corporation” has the meaning set forth in Section 424(f) of the Code, or any successor provision thereto, which as of the Effective Date, means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

•
“Trading Day” means a day on which trading in the Stock generally occurs on The Nasdaq Global Select Market or, if the Stock is not then listed on The Nasdaq Global Select Market, on the principal other U.S. national or regional securities exchange on which the Stock is then listed.

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SCAN TO
VIEW MATERIALS & VOTE

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|---|---|---|---|
| **1.** Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees**

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000564649_1 R1.0.0.24

PACIRA BIOSCIENCES, INC.5401 WEST KENNEDY BOULEVARD, SUITE 890TAMPA, FLORIDA 33609 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 P.M. Eastern Time the day before the cut-off date ormeeting date. Have your proxy card in hand when you access the web site andfollow the instructions to obtain your records and to create an electronic votinginstruction form.During the Meeting - Go to www.virtualshareholdermeeting.com/PCRX2022You may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available and followthe instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time the day before the cut-off date or meeting date. Have your proxy card inhand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717. KEEP THIS PORTION FOR YOUR RECORDSTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below.0 0 00 0 00 0 00 0 0For Withhold For AllAll All ExceptThe Board of Directors recommends you vote FORthe following:1. Election of DirectorsNominees01) Yvonne Greenstreet 02) Paul Hastings 03) Andreas WickiThe Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for thefiscal year ending December 31, 2022.3. Approval, on an advisory basis, of the compensation of our named executive officers.4. Approval of our Amended and Restated 2014 Employee Stock Purchase Plan.NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein bythe undersigned stockholder(s). If any other matters properly come before the meeting, the person named in thisproxy will vote in their discretion.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.comPACIRA BIOSCIENCES, INC.2022 Annual Meeting of StockholdersJune 7, 2022 2:00 PM Eastern TimeThis proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) David Stack and Charles A. Reinhart, III, or either of them, as proxies, eachwith the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated onthe reverse side of this ballot, all of the shares of common stock of PACIRA BIOSCIENCES, INC. that thestockholder(s) is/are entitled to vote at the 2022 Virtual Annual Meeting of Stockholders to be held at 2:00 PM,Eastern Time, on June 7, 2022, via a live audio webcast at www.virtualshareholdermeeting.com/PCRX2022, andany adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction ismade, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side